UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

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conEdison, inc.

2020 Proxy Statement

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

May 18, 2020

Consolidated Edison, Inc.

4 Irving Place

New York, NY 10003

John McAvoy

Chairman of the Board

April 6, 2020

Dear Stockholders:

The Annual Meeting of Stockholders of Consolidated Edison, Inc. with the Board of Directors and the Company’s management is scheduled for Monday, May 18, 2020, at 10:00 a.m., Eastern Daylight Time, in person at the Company’s Headquarters at 4 Irving Place, New York, New York, or remotely by visiting www.meetingcenter.io/249286494 and entering your control number and the password ED2020. Due to the impact of the novel coronavirus disease, COVID-19, we encourage stockholders to utilize the remote access option. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting.

The accompanying Proxy Statement, provided to stockholders on or about April 6, 2020, contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, to ratify the appointment of independent accountants for 2020, and to approve, on an advisory basis, named executive officer compensation.

So as to ensure that as many shares as possible are represented, we strongly recommend that you vote in advance of the Annual Meeting, even if you plan to attend in person or remotely.

As part of our effort to maintain a safe and healthy environment at our Annual Meeting and to protect the well-being of our stockholders, after closely monitoring statements issued by the World Health Organization (who.int), the Centers for Disease Control and Prevention (cdc.gov), the New York State Department of Health (health.ny.gov), and the New York City Department of Health and Mental Hygiene (nyc.gov/health) regarding the novel coronavirus disease, COVID-19, we have decided to give stockholders the option of attending the Annual Meeting by means of remote communication this year. While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue. We may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. Note that any decision to proceed with a virtual-only meeting this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.

Sincerely,

John McAvoy

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Monday, May 18, 2020, at 10:00 a.m., Eastern Daylight Time

In Person Location:*	Company’s Headquarters 4 Irving Place New York, New York

Virtual Meeting Website Address:*

www.meetingcenter.io/249286494. If you are a registered holder of Company Common Stock (i.e., you hold your shares through our transfer agent, Computershare), please follow the instructions on your proxy card, Notice of Internet Availability, or e-mail notification that you received. If you hold your shares through an intermediary (i.e., a broker, bank, or other financial institution), you must register in advance to attend, vote, and submit questions or comments at the Annual Meeting virtually. (See “Questions and Answers About the 2020 Annual Meeting and Voting—Annual Meeting Information” beginning on page 76.)

Items of Business:

a.   To elect as the members of the Board of Directors the ten nominees named in the Proxy Statement (attached hereto and incorporated herein by reference);

b.   To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2020;

c.   To approve, on an advisory basis, named executive officer compensation; and

d.   To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley

Vice President and Corporate Secretary

Dated: April 6, 2020

* As part of our effort to maintain a safe and healthy environment at our Annual Meeting and to protect the well-being of our stockholders, after closely monitoring statements issued by the World Health Organization (who.int), the Centers for Disease Control and Prevention (cdc.gov), the New York State Department of Health (health.ny.gov), and the New York City Department of Health and Mental Hygiene (nyc.gov/health) regarding the novel coronavirus disease, COVID-19, we have decided to give stockholders the option of attending the Annual Meeting by means of remote communication this year. While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue. We may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. Note that any decision to proceed with a virtual-only meeting this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON MONDAY, MAY 18, 2020. THE COMPANY’S PROXY STATEMENT AND ANNUAL REPORT, PROVIDED TO STOCKHOLDERS ON OR ABOUT APRIL 6, 2020, ARE AVAILABLE AT

CONEDISON.COM/SHAREHOLDERS

IMPORTANT!

Whether or not you plan to attend the meeting, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the Annual Meeting.

Consolidated Edison, Inc. Proxy Statement	i

ii	Consolidated Edison, Inc. Proxy Statement

Proxy Statement Summary

PROXY STATEMENT SUMMARY

This section highlights the proposals to be acted upon, as well as information about Consolidated Edison, Inc. (the “Company”) that can be found in this Proxy Statement and does not contain all of the information that you need to consider. Before voting, please carefully review the complete Proxy Statement and the Annual Report to Stockholders of the Company provided to stockholders on or about April 6, 2020, which includes the consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2019, and other information relating to the Company’s financial condition and results of operations.

2020 Annual Meeting of Stockholders (“Annual Meeting”)

In light of the evolving novel coronavirus, COVID-19, situation, we have decided to give stockholders the option of attending the Annual Meeting by means of remote communication this year. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting. While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue. We may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. Note that any decision to proceed with a virtual-only meeting this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.

◾ Date and Time	Monday, May 18, 2020, at 10:00 a.m., Eastern Daylight Time
◾ In Person Location	Company Headquarters, 4 Irving Place, New York, NY 10003. Directions are available at conedison.com/shareholders.
◾ Virtual Meeting Website Address	www.meetingcenter.io/249286494. If you are a registered holder of Company Common Stock (i.e., you hold your shares through our transfer agent, Computershare), please follow the instructions on your proxy card, Notice of Internet Availability, or e-mail notification that you received. If you hold your shares through an intermediary (i.e., a broker, bank, or other financial institution), you must register in advance to attend, vote, and submit questions or comments at the Annual Meeting virtually. (See “Questions and Answers About the 2020 Annual Meeting and Voting—Annual Meeting Information” beginning on page 76.)
◾ Record Date & Voting

Stockholders of record at the close of business on March 23, 2020 are entitled to vote.

On the record date, 333,976,078 shares of Company Common Stock were outstanding.

Each outstanding share of Common Stock is entitled to one vote.

◾ Admission	Please follow the instructions contained in “Who Can Attend The Annual Meeting?” and “Do I Need A Ticket To Attend The Annual Meeting?” on page 76.
◾ Proxy Website	conedison.com/shareholders

Stockholder Voting Matters

Management Proposals		Board’s Voting Recommendation	Vote Required For Approval*	Page References (for more detail)
◾ Proposal No. 1	Election of Directors	For Each Nominee	Majority of Votes Cast	5 to 12
◾ Proposal No. 2	Ratification of the Appointment of Independent Accountants	For	Majority of Votes Cast	30
◾ Proposal No. 3	Advisory Vote to Approve Named Executive Officer Compensation	For	Majority of Votes Cast	32

Footnote:

*

The presence at the Annual Meeting, either in person or by means of remote communication, or by proxy, of holders of a majority of the outstanding shares of Company Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its clients) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but are not considered votes cast with respect to the Election of Directors (Proposal No. 1) and the Advisory Vote to Approve Named Executive Officer Compensation (Proposal No. 3) and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement	1

Proxy Statement Summary

Director Nominees
Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Committee Membership	Other U.S.-Listed Public Company Boards
George Campbell, Jr., 74 Director since 2000 Independent	Former Non-Executive Chairman, Webb Institute	◾ Corporate Governance and Nominating Executive ◾ Management Development and Compensation (Chair) ◾ Safety, Environment, Operations and Sustainability	0
Ellen V. Futter, 70 Director since 1997 Not Independent	President, American Museum of Natural History	◾ Executive ◾ Safety, Environment, Operations and Sustainability (Co-Chair)	1
John F. Killian, 65 Director since 2007 Independent	Former Executive Vice President and Chief Financial Officer, Verizon Communications Inc.	◾ Audit (Chair) ◾ Corporate Governance and Nominating ◾ Executive ◾ Management Development and Compensation	2
John McAvoy, 59 Director since 2013 Not Independent Chairman of the Board	Chairman, President and Chief Executive Officer, Consolidated Edison, Inc.	◾ Executive (Chair)	0
William J. Mulrow, 64 Director since 2017 Independent	Senior Advisory Director, The Blackstone Group	◾ Finance ◾ Management Development and Compensation ◾ Safety, Environment, Operations and Sustainability	1
Armando J. Olivera, 70 Director since 2014 Independent	Former President and Chief Executive Officer, Florida Power & Light Company	◾ Audit ◾ Finance ◾ Safety, Environment, Operations and Sustainability (Co-Chair)	2
Michael W. Ranger, 62 Director since 2008 Independent Lead Director	Senior Managing Director, Diamond Castle Holdings LLC	◾ Audit ◾ Corporate Governance and Nominating (Chair and Lead Director) ◾ Executive ◾ Finance ◾ Management Development and Compensation	1
Linda S. Sanford, 67 Director since 2015 Independent	Former Senior Vice President, Enterprise Transformation, International Business Machines Corporation	◾ Audit ◾ Corporate Governance and Nominating ◾ Finance	3
Deirdre Stanley, 55 Director since 2017 Independent	Executive Vice President and General Counsel, The Estée Lauder Companies, Inc.	◾ Corporate Governance and Nominating ◾ Management Development and Compensation ◾ Safety, Environment, Operations and Sustainability	0
L. Frederick Sutherland, 68 Director since 2006 Independent	Former Executive Vice President and Chief Financial Officer, Aramark Corporation	◾ Audit ◾ Finance (Chair) ◾ Management Development and Compensation	1

◾

Proposal No. 1: Election of Directors. The Board of Directors has nominated ten directors for election at the Annual Meeting and recommends the election of each of the ten nominees. The following table provides certain information about the Director nominees.

◾	Proposal No. 2: Ratification of the Appointment of Independent Accountants. The Board recommends ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2020.

◾

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation. The Board recommends the approval of, on an advisory basis, the compensation of the named executive officers. The Company’s Named Executive Officers are identified in the “Compensation Discussion and Analysis–Introduction” on page 34.

2	Consolidated Edison, Inc. Proxy Statement

Proxy Statement Summary

Corporate Governance Practices

◾

Active, Year-Round, Stockholder Engagement. The Company proactively engages with stockholders and accepts invitations to discuss matters of interest to them. Throughout the year, the Company discussed numerous issues with stockholders including corporate strategy, disclosure practices, corporate governance, executive compensation, political spending and lobbying practices, operational and financial issues and environmental, health and safety matters. The Company’s stockholder engagement team reports the results of their annual activities to the Corporate Governance and Nominating Committee and the Board to convey the feedback received from stockholders and to propose implementation of appropriate responses. During the 2019-2020 engagement season, the Company engaged with stockholders holding in aggregate 19% of shares outstanding and 25% of the Company’s debentures.

◾	Risk Oversight. The Board and its committees oversee the Company’s policies and procedures for managing risks that are identified through the Company’s enterprise risk management program.

◾	Strategic Planning. The Board oversees and reviews, at least annually, the Company’s strategic and business plans and objectives.

◾

Annual Election of Directors. Each Director nominee has been recommended for election by the Corporate Governance and Nominating Committee and approved and nominated for election by the Board. If elected, the Director nominees, all of whom are currently members of the Board, will serve for a one-year term expiring at the Company’s 2021 Annual Meeting of Stockholders. Each Director will hold office until his or her successor has been elected and qualified or until the Director’s earlier resignation or removal.

◾

Voting. In uncontested elections, each Director nominee may be elected by a majority of the votes cast at a meeting of the Company’s stockholders by the holders of shares entitled to vote in the election. In contested elections, each Director nominee may be elected by a plurality of the votes cast. The Company does not have a super-majority voting provision in its Restated Certificate of Incorporation.

◾

Board Composition. The Director nominees have the combination of skills, professional experience, and diversity necessary to oversee the Company’s business. A substantial majority (80%) of the Director nominees are independent. The Director nominees have an average age of 65 years. The Board strives to maintain an appropriate balance of tenure among Directors. Of the Director nominees, 20% have been on the Board for less than five years, 30% have been on the Board for five to ten years, and 50% have been on the Board for over ten years.

◾

Independent Lead Director. The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee and has numerous duties and significant responsibilities, including acting as a liaison between the independent Directors and the Company’s management, and chairing the executive sessions of non-management and independent Directors.

◾	Frequent Executive Sessions. The Company’s independent Directors and non-management Directors meet frequently in executive sessions.

◾

Annual Board and Committee Self-Assessments. The Board and each of its committees perform an annual self-assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations. Each committee reports the results of its self-evaluation to the Board. The Corporate Governance and Nominating Committee coordinates the self-evaluation process and, following the self-evaluations, discusses with the Board follow-up matters as appropriate.

◾	Membership on Public Company Boards. Directors are not permitted to serve on more than three other public company boards and none serve on more than three other public company boards.

◾

Proxy Access. The Board has adopted proxy access, which enables certain stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy, along with candidates nominated by the Board if the stockholders and the nominees proposed by the stockholders meet the requirements set forth in the Company’s By-laws.

◾	Special Meetings. Special meetings may be called by stockholders holding at least 25% of the Company’s outstanding shares of Common Stock entitled to vote at such meeting.

Consolidated Edison, Inc. Proxy Statement	3

Proxy Statement Summary

Compensation Policies and Governance Practices

The Company’s culture promotes strong compensation and governance practices that support our pay-for-performance principles and closely align the executive compensation program with the interests of our stockholders.

What We Do

✓   Place a significant portion of the target total direct compensation for our Named Executive Officers “at risk”

-   100% of long-term incentive compensation is performance-based

✓   Mitigate compensation risk by:

-   balancing incentives between annual and long-term goals

-   tying incentives to multiple goals to reduce undue weight on any one goal

-   for annual incentive payouts, using non-financial performance factors to counterbalance financial performance goals

-   discouraging excessive focus on annual results and focusing sustainable performance by providing significant long-term incentives

-   subjecting annual and long-term incentive plans to payment caps

-   giving Compensation Committee discretion to reduce payouts

-   performing an annual risk assessment for annual and long-term incentive plans

✓   Maintain rigorous stock ownership guidelines for Directors and senior officers

✓   Maintain a compensation recoupment (clawback) policy covering all officers of the Company and its subsidiaries with respect to incentive-based compensation

✓   Hold annual say on pay votes (with 92.83% support in 2019)

What We Don’t Do

×  Enter into employment agreements

×  Offer excessive executive perquisites

×  Dilute stockholder value by issuing excessive equity compensation

×  Grant stock options (since 2006) or have outstanding options

×  Reprice options or buyout underwater options without stockholder approval

×  Recycle shares for future awards except under limited circumstances

×  Provide golden parachute excise tax gross-ups

×  Offer excessive change in control severance benefits

×  Negotiate equity awards with special treatment upon a change of control

×  Provide single-trigger acceleration of vesting of outstanding equity awards

×  Permit Directors, officers, financial personnel, and certain other individuals to:

-  short, hedge or pledge Company securities or

-   hold Company securities in a margin account as collateral

4	Consolidated Edison, Inc. Proxy Statement

Election of Directors

ELECTION OF DIRECTORS

Proposal 1    Election of Directors

Ten Directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. (See “Information About the Director Nominees” on pages 6 to 12.) Directors are permitted to stand for election until they reach the mandatory retirement age of 75. Of the Board members standing for election, John McAvoy is the only member who is an officer of the Company. All of the nominees were elected Directors at the last Annual Meeting.

The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of possible Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board as evidenced by the proposed slate of director nominees which are 30% gender diverse and 30% racially and ethnically diverse. The Corporate Governance and Nominating Committee also strives to ensure that the Board is composed of Directors who bring diverse viewpoints, perspectives, professional experiences and backgrounds, and effectively represent the long-term interests of stockholders. The Board and the Corporate Governance and Nominating Committee strongly believe that the Board and the Company benefit from having directors with a diversity of gender, race, ethnicity, viewpoints and experiences. The Board and the Corporate Governance and Nominating Committee believe that striking an appropriate balance between fresh perspectives and ideas and the valuable experience and familiarity contributed by longer-serving Directors is critical to a forward-looking and strategic Board. The Corporate Governance and Nominating Committee identifies candidates through a variety of means, including professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When a professional search firm is used, the firm is directed to provide a diverse slate of candidates for the Board’s consideration. (See “The Board of Directors—Selection of Director Candidates” on page 22 for additional information on the Director nomination process.)

Each nominee was selected by the Corporate Governance and Nominating Committee and approved by the Board for submission to the Company’s stockholders. The Company believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Mr. McAvoy also serves as Chairman of the Board of the Company’s subsidiary, Orange and Rockland Utilities, Inc. (“Orange & Rockland”).

Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.

The Board recommends FOR Proposal No. 1

Each of the ten Director nominees must receive a majority of the votes cast at the Annual Meeting or by proxy, to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement	5

Election of Directors

Information About the Director Nominees

The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes that the Board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Corporate Governance and Nominating Committee reviews with the Board factors relating to the composition of the Board (including its size and structure), the diversity of the Board (including gender, race and ethnic diversity), and the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, and availability for service to assure that the Board contains an appropriate mix of Directors to best further the Company’s long-term business interests. For incumbent Directors, the Corporate Governance and Nominating Committee also considers past performance of the Director on the Board.

The current Director nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company. See pages 8 to 12 for information about each Director nominee, including their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships, and other directorships.

The following graph displays information about the skills and experience of the Director nominees:

6	Consolidated Edison, Inc. Proxy Statement

Election of Directors

The makeup of the Director nominees is set forth in the pie charts below:

Consolidated Edison, Inc. Proxy Statement	7

Election of Directors

George Campbell, Jr., Ph.D.

Director since: 2000

Age: 74

Board Committees:

◾  Corporate Governance and Nominating

◾  Executive

◾  Management Development and Compensation (Chair)

◾  Safety, Environment, Operations and Sustainability

Ellen V. Futter Director since: 1997 Age: 70 Board Committees: ◾ Executive ◾ Safety, Environment, Operations and Sustainability (Co-Chair)

Career Highlights: Dr. Campbell, a physicist, was the Non-Executive Chairman of the Webb Institute, Glen Cove, NY, an all scholarship college offering degrees exclusively in naval architecture and marine engineering, from November 2012 to October 2016. Dr. Campbell was the President of The Cooper Union for the Advancement of Science and Art, New York, NY, a college providing degrees in engineering, architecture, and fine arts, from July 2000 to June 2011, and was elected President Emeritus, by the Board of Trustees upon retirement. Dr. Campbell also held various research and development and management positions at AT&T Bell Laboratories. Dr. Campbell also served as President and Chief Executive Officer of NACME, Inc., a non-profit corporation focused on engineering education and science and technology policy.

Other Directorships: Dr. Campbell is a Trustee of Con Edison of New York. Dr. Campbell is also a Director or Trustee of the Josiah Macy Foundation, The Mitre Corporation, Montefiore Medical Center (Emeritus), Rensselaer Polytechnic Institute, Institute of International Education, Inc., the U.S. Naval Academy Foundation and the Webb Institute. Dr. Campbell also served as a Director of Barnes and Nobel, Inc. until August 2019.

Attributes and Skills: Dr. Campbell has experience leading premiere colleges and a non-profit corporation, with a focus on engineering and science. Dr. Campbell also has experience in management and research and development at a public company. Dr. Campbell’s experience from his leadership positions at the Webb Institute, The Cooper Union for the Advancement of Science and Art, AT&T Bell Laboratories, and NACME, Inc., and his service on other boards support the Board in its oversight of the Company’s operations and management activities.

Career Highlights: Ms. Futter has been the President of the American Museum of Natural History, New York, NY, since November 1993. Previously, Ms. Futter served as the President of Barnard College, New York, NY and was a corporate attorney at the law firm of Milbank, Tweed, Hadley & McCloy.

Other Directorships: Ms. Futter is a Trustee of Con Edison of New York and a Director of Evercore Inc. Ms. Futter served as a Director and Chairman of the Federal Reserve Bank of New York. Ms. Futter is a Director or Trustee of NYC & Company and the Brookings Institution and a Manager at the Memorial Sloan-Kettering Cancer Center.

Attributes and Skills: Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College and her legal experience support the Board in its oversight of the Company’s operations, planning and regulatory activities and the Company’s relationships with stakeholders.

8	Consolidated Edison, Inc. Proxy Statement

Election of Directors

John F. Killian Director since: 2007 Age: 65 Board Committees: ◾ Audit (Chair) ◾ Corporate Governance and Nominating ◾ Executive ◾ Management Development and Compensation	John McAvoy Director since: 2013 Age: 59 Board Committee: ◾ Executive (Chair)

Career Highlights: Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to November 2010. Mr. Killian was the President of Verizon Business, Basking Ridge, NJ from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Corporation from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited.

Other Directorships: Mr. Killian is a Trustee of Con Edison of New York and Goldman Sachs Trust II and a Director of Houghton Mifflin Harcourt Company. Mr. Killian also served as a Trustee and Chairman of the Board of Providence College.

Attributes and Skills: Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders.

Career Highlights: Mr. McAvoy has been Chairman of the Board of the Company and Con Edison of New York since May 2014. Mr. McAvoy has been President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 2013. Mr. McAvoy was President and Chief Executive Officer of Orange & Rockland from January 2013 to December 2013. Mr. McAvoy was Senior Vice President of Central Operations for Con Edison of New York from February 2009 to December 2012. Mr. McAvoy joined Con Edison of New York in 1980.

Other Directorships: Mr. McAvoy is a Trustee of Con Edison of New York. Mr. McAvoy is also a Director or Trustee of the American Gas Association, the Edison Electric Institute, the Intrepid Sea, Air & Space Museum, the Mayor’s Fund to Advance New York City, the Partnership for New York City, Manhattan College, and the Electric Power Research Institute. Mr. McAvoy also served as a Director of the Business Council of New York State, Inc., and New York State Energy Research and Development Authority. Mr. McAvoy is also Co-Chair of the Electricity Information Sharing and Analysis Center Members Executive Committee and Chairman of Orange & Rockland.

Attributes and Skills: Mr. McAvoy has leadership, engineering, financial, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. McAvoy’s experience from his leadership positions at the Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities, and the Company’s relationships with stakeholders.

Consolidated Edison, Inc. Proxy Statement	9

Election of Directors

William J. Mulrow Director since: 2017 Age: 64 Board Committees: ◾ Finance ◾ Management Development and Compensation ◾ Safety, Environment, Operations and Sustainability	Armando J. Olivera Director since: 2014 Age: 70 Board Committees: ◾ Audit ◾ Finance ◾ Safety, Environment, Operations and Sustainability (Co-Chair)

Career Highlights: Mr. Mulrow is a Senior Advisory Director since May 2017 at The Blackstone Group, the world’s largest alternative asset management firm. Previously, he served as Secretary to New York State Governor Andrew Cuomo from January 2015 to April 2017, and was a Senior Managing Director at Blackstone from April 2011 to January 2015. From 2005 to 2011, he was a Director of Citigroup Global Markets Inc. Mr. Mulrow also held various management positions at Paladin Capital Group, Gabelli Asset Management, Inc., Rothschild Inc., and Donaldson, Lufkin & Jenrette Securities Corporation. In addition, Mr. Mulrow served in a number of other government positions including Chairman of the New York State Housing Finance Agency and State of New York Mortgage Agency.

Other Directorships: Mr. Mulrow is a Trustee of Con Edison of New York, and a Director of JBG Smith Properties since July 2017, and Titan Mining Corporation since 2018. Mr. Mulrow also served as a Director of Arizona Mining, Inc.

Attributes and Skills: Mr. Mulrow has business and leadership experience in both the public and the private sector. He also has financial, accounting and asset management experience from his leadership positions at Blackstone, New York State government, and his service on other boards which supports the Board in its oversight of the Company’s financial and strategic planning activities.

Career Highlights: Mr. Olivera is the retired Chief Executive Officer of Florida Power & Light Company (“FPL”), one of the largest investor-owned electric utilities in the United States. Mr. Olivera also has served as Chairman of the Boards of two non-profits: Florida Reliability Coordinating Council that focuses on the reliability and adequacy of bulk electricity in Florida, and Southeastern Electric Exchange that focuses on coordinating storm restoration services and enhancing operational and technical resources. After his retirement from FPL in May 2012, Mr. Olivera served as senior advisor at Britton Hill Partners, a private equity firm. In 2017, Mr. Olivera joined Ridge-Lane LP, a venture development firm, where he is currently a venture partner in the sustainability practice.

Other Directorships: Mr. Olivera is a Trustee of Con Edison of New York. Mr. Olivera also serves as a Director of Fluor Corporation and Lennar Corporation. During the past five years, Mr. Olivera served as a Director of AGL Resources, Inc. until July 2016. Mr. Olivera was also a Director of Florida Power & Light Company and a Trustee and Vice Chair of Miami Dade College. Mr. Olivera is Trustee Emeritus of Cornell University and member of the Advisory Council at the Cornell Atkinson Center for Sustainability.

Attributes and Skills: Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at Florida Power & Light Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Olivera’s experiences as a consultant on sustainability supports the Board in its oversight of sustainability matters.

10	Consolidated Edison, Inc. Proxy Statement

Election of Directors

Michael W. Ranger Director since: 2008 Age: 62 Board Committees: ◾ Audit ◾ Corporate Governance and Nominating (Chair and Lead Director) ◾ Executive ◾ Finance ◾ Management Development and Compensation	Linda S. Sanford Director since: 2015 Age: 67 Board Committees: ◾ Audit ◾ Corporate Governance and Nominating ◾ Finance

Career Highlights: Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, New York, NY, a private equity investment firm, since 2004. Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust.

Other Directorships: Mr. Ranger is a Trustee of Con Edison of New York and a Director of Covanta Holding Corporation. Mr. Ranger is also Chairman of the Board of Trustees and a Trustee of St. Lawrence University. Mr. Ranger also served as a Trustee of Morristown-Beard School through 2017 and Director of Bonten Media Group Inc. through 2017, Professional Directional Enterprises, Inc. through 2018, and KDC Solar LLC through 2019.

Attributes and Skills: Mr. Ranger has leadership experience at a private equity firm he co-founded and at various investment banking companies. Mr. Ranger has extensive investment and investment banking experience in the energy, utility, and power sector. Mr. Ranger’s experience from his investment activities in the energy and power sector and his service on other boards supports the Board in its oversight of the Company’s corporate governance and financial and strategic planning activities.

Career Highlights: Ms. Sanford was Senior Vice President Enterprise Transformation, International Business Machines Corporation (IBM), a multinational technology and consulting corporation, from January 2003 to December 2014. Ms. Sanford joined IBM in 1975. Ms. Sanford was also a consultant to The Carlyle Group serving as an Operating Executive from 2015 to July 2018.

Other Directorships: Ms. Sanford is a Trustee of Con Edison of New York, and a Director of Pitney Bowes Inc., RELX PLC (formerly Reed Elsevier PLC) and The Interpublic Group of Companies, Inc. Ms. Sanford also served as a Director of ITT Corporation. Ms. Sanford is also a Director or Trustee of ION Group and New York Hall of Science. Ms. Sanford also serves as a Trustee Emeriti of St. John’s University and Rensselaer Polytechnic Institute. Ms. Sanford also served as a Director or Trustee of the Partnership for New York City through January 2015, the State University of New York through May 2015 and the Business Council of New York State through May 2015.

Attributes and Skills: Ms. Sanford has leadership experience at an international technology company, including experience with information technology, cybersecurity, manufacturing, customer relations, and corporate planning and transformation. Ms. Sanford’s experience from her leadership positions at IBM and her service on other boards supports the Board in its oversight of technology, relationship with stakeholders, and financial and strategic planning activities.

Consolidated Edison, Inc. Proxy Statement	11

Election of Directors

Deirdre Stanley Director since: 2017 Age: 55 Board Committees: ◾ Corporate Governance and Nominating ◾ Management Development and Compensation ◾ Safety, Environment, Operations and Sustainability	L. Frederick Sutherland Director since: 2006 Age: 68 Board Committees: ◾ Audit ◾ Finance (Chair) ◾ Management Development and Compensation

Career Highlights: Ms. Stanley has been Executive Vice President and General Counsel to The Estée Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products, since October 28, 2019. Ms. Stanley was Executive Vice President and General Counsel to Thomson Reuters from 2008 until October 9, 2019 where she also served as Corporate Secretary to the Board of Directors, chaired the Disclosure Committee, and oversaw the company’s enterprise risk management process and reporting. Ms. Stanley was Senior Vice President and General Counsel to The Thomson Corporation from 2002 to 2008, when it combined with Reuters PLC to form Thomson Reuters. Prior to 2002, Ms. Stanley held various legal and senior executive positions at InterActive Corporation (previously USA Networks, Inc.) and GTE Corporation (a predecessor company to Verizon). She was also an attorney with the law firm of Cravath, Swaine & Moore.

Other Directorships: Ms. Stanley is a Trustee of Con Edison of New York. Ms. Stanley is also a Trustee of the Hospital for Special Surgery and a Director of The Dalton School. Ms. Stanley also served as a Director of Refinitiv until October 2019.

Attributes and Skills: Ms. Stanley has leadership, legal and operations experience at an international news and information company, including experience with mergers and acquisitions, corporate governance, and risk management. Ms. Stanley’s experience from her leadership positions at Thomson Reuters and InterActive Corporation, her legal experience and service on other boards support the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

Career Highlights: Mr. Sutherland was the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of food services, facilities management and uniform and career apparel, from 1997 to 2015. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President, Corporate Banking, at Chase Manhattan Bank, New York, NY.

Other Directorships: Mr. Sutherland is a Trustee of Con Edison of New York and a Director of Colliers International Group Inc. and Sterling Talent Solutions. Mr. Sutherland is also Chairman of the Board of WHYY, Philadelphia’s public broadcast affiliate, Board President of Episcopal Community Services, a Philadelphia-based anti-poverty agency, and a Trustee of Duke University, the National Constitution Center, and Peoples Light, a non-profit theater.

Attributes and Skills: Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities.

12	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

THE BOARD OF DIRECTORS

Meetings and Board Members’ Attendance

During 2019, the Board consisted of the following members: George Campbell, Jr., Ellen V. Futter, John F. Killian, John McAvoy, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland. The Board of Directors held nine meetings in 2019. At its meetings, the Board considers a wide variety of matters involving such things as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, human capital management, sustainability, succession planning, risk management, industry issues, accounting practices and disclosure, and corporate governance practices.

In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee (Mr. Ranger) serves as independent Lead Director and, as such, chairs the executive sessions of the non-management Directors and the independent Directors. The Board routinely holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year. The Company’s independent Directors met five times in executive session and the non-management Directors met eight times in executive session during 2019.

During 2019, each current member of the Board attended more than 75% of the combined meetings of the Board of Directors and the Board Committees on which he or she served. Directors are expected to attend the Annual Meeting. All of the Directors who then served on the Board attended the 2019 annual meeting of stockholders.

Corporate Governance

The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees, and the Standards of Business Conduct, are available on the Company’s website at conedison.com/shareholders. The Standards of Business Conduct apply to all Directors, officers and employees. The Company intends to post on its website at conedison.com/shareholders amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver. To date, there have been no such waivers.

Leadership Structure

The Board consists of a substantial majority of independent Directors. (See “The Board of Directors—Board Members’ Independence” on page 16.) As discussed in the Corporate Governance Guidelines, the Board selects the Company’s chief executive officer and chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. The Company’s leadership structure combines the roles of the chairman and chief executive officer. The Board believes that this leadership structure is appropriate for the Company due to a variety of factors, including Mr. McAvoy’s long-standing knowledge of the Company and the utility industry, and his extensive engineering, financial, and operations experience.

The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance Guidelines provide that the Lead Director: (i) acts as a liaison between the independent Directors and the Company’s management; (ii) chairs the executive sessions of non-management and independent Directors and has the authority to call additional executive sessions as appropriate; (iii) chairs Board meetings in the Chairman’s absence; (iv) coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board; (v) is available for consultation and communication with major stockholders as appropriate; and (vi) performs such other duties assigned to the Lead Director by the Board.

Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives and risks. Each of the standing committees of the Board, other than the Executive Committee, is chaired by non-management Directors. (See “The Board of Directors—Standing Committees of the Board” on pages 17 to 21).

Consolidated Edison, Inc. Proxy Statement	13

The Board of Directors

Risk Oversight

The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees that report to the Board. Board Committees have assumed oversight of various risks that have been identified through the Company’s enterprise risk management program. The Audit Committee reviews the Company’s risk assessment and risk management policies and reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s enterprise risk management program. Cybersecurity has been identified as a key enterprise risk for the Company. An annual presentation on cybersecurity risks is provided to the Board and the Audit Committee reviews more in-depth cybersecurity matters on a semi-annual basis. In addition, the Board receives regular updates as to cybersecurity risks from management.

Corporate Sustainability

The Company is firmly committed to sustainability which is broadly overseen by the Board. The Board reviews and discusses various sustainability topics throughout the year and routinely considers environmental issues (including climate issues) and assesses how they impact the Company’s operations, strategies and risk profile. In 2019, the Board received reports or presentations on several sustainability topics, including diversity and inclusion and supply chain diversity and sustainability. In 2019, the Board’s strategy meeting focused on climate change. The Board received a presentation on the transition to a clean energy future by an outside consultant as well as presentations on current renewable energy policy trends and the impact of climate change on operations. In addition, the Board has delegated to the appropriate committees, responsibility for the specific sustainability categories relating to the oversight of risks with which such committees are charged. The Safety, Environment, Operations and Sustainability Committee oversees sustainability issues relating to safety and the environment and reviews the Company’s Annual Sustainability Report prior to its publication. In discharging its responsibilities, the Safety, Environment, Operations and Sustainability Committee reviews, at each of its meetings, certain key performance indicators relating to climate risk, including energy efficiency and environmental beneficial electrification. In 2019, the Safety, Environment, Operations and Sustainability Committee also reviewed and discussed presentations relating to safety and customer service. The Corporate Governance and Nominating Committee is charged with sustainability matters relating to governance and in 2019 reviewed and discussed a presentation regarding governance benchmarking. The Management, Development, and Compensation Committee’s responsibilities include oversight of sustainability issues relating to human capital management. The Management, Development, and Compensation Committee annually reviews performance results as well as proposed performance indicators for the following year. Committees not specifically tasked with oversight of sustainability also periodically review sustainability related issues. In 2019, the Audit Committee reviewed and discussed presentations regarding fraud prevention and detection activities and certain recommendations with respect to financial governance oversight.

The Company and its employees are also committed to giving back to their communities. In 2019, 635 Company employees collectively volunteered 6,300 hours at various community service events and programs throughout the Company’s service territory. Events included building houses for and serving meals to those in need, judging educational competitions, educating families and students about electricity and energy efficiency, and installing solar lights to create safer neighborhood space. In addition, the Company sponsored, for the 9th year in a row, an event that raises awareness of environmental conservation and climate change.

Proxy Access

The Company developed and implemented a proxy access framework that allows a stockholder or a group of up to 20 stockholders who have owned at least 3% of the outstanding shares of the Company for at least three years to submit nominees for up to 20% of the Board, or two nominees, whichever is greater, for inclusion in the Company’s Proxy Statement and form of proxy, subject to complying with the requirements identified in the Company’s By-laws.

14	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Related Person Transactions and Policy

The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five-percent (5%) beneficial owners, and their respective immediate family members, where the amount involved in the transaction since the beginning of the Company’s last completed fiscal year exceeds or is expected to exceed $100,000.

The policy provides that the Corporate Governance and Nominating Committee review certain transactions subject to the policy and determine whether or not to approve or ratify those transactions. In doing so, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chair of the Corporate Governance and Nominating Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1.0 million. A summary of any new transactions pre-approved by the Chair is provided to the full Corporate Governance and Nominating Committee for its review in connection with a regularly scheduled committee meeting.

The Corporate Governance and Nominating Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

(i)

business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount of business falls below the thresholds in the New York Stock Exchange’s listing standards and the Company’s Director independence standards; and

(ii)

contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent (2%) of the organization’s consolidated gross annual revenues.

In 2019, Ellen V. Futter’s brother received approximately $172,340 for providing legal services to Con Edison of New York and is no longer providing legal services after December 31, 2019. The provision of the legal services by Ms. Futter’s brother in 2019 was approved by the Committee.

Consolidated Edison, Inc. Proxy Statement	15

The Board of Directors

Board Members’ Independence

The Company’s Corporate Governance Guidelines provide that the Board of Directors consist of a substantial majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines below. The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: George Campbell, Jr., John F. Killian, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland.

The Board monitors the independence of its members on an ongoing basis and, to assist it in making determinations of Director independence, the Board has adopted independence standards. These standards are set forth in the Company’s Corporate Governance Guidelines, available on the Company’s website at conedison.com/shareholders. Under these standards, the Board has determined that each of the following relationships is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:

(i)

(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

(ii)

the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

(iii)

the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(iv)

the Director is a partner or the owner of five percent (5%) or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(v)

the Director is a partner, the owner of five percent (5%) or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater; and

(vi)

the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent (2%) of such organization’s consolidated gross revenues, whichever is greater.

16	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Standing Committees of the Board

Audit Committee Members John F. Killian (Chair) Armando J. Olivera Michael W. Ranger Linda S. Sanford L. Frederick Sutherland Independent Directors: 5 Meetings Held in 2019: 6

Role & Responsibilities

The primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibility for:

◾   The integrity of the Company’s financial statements;

◾   The Company’s compliance with legal, regulatory, and ethical requirements;

◾   The qualifications, independence and performance of the Company’s independent auditors; and

◾   The performance of the Company’s internal audit function.

The Audit Committee’s responsibilities also include:

◾   The appointment, compensation, retention, oversight and termination of the work of the Company’s independent auditors;

◾   Pre-approving all auditing services and non-audit services permitted by law to be provided to the Company by its independent auditors;

◾   Evaluating, at least once every five years, whether it is appropriate to rotate the Company’s independent auditors;

◾   Meeting with the Company’s management, including the General Counsel, Con Edison of New York’s General Auditor, and the Company’s independent auditors, several times a year to discuss internal controls and accounting matters, the Company’s financial statements, filings with the Securities and Exchange Commission, earnings press releases and the scope and results of the auditing programs of the Company’s independent auditors and of Con Edison of New York’s internal auditing department;

◾   Overseeing the Company’s risk assessment, risk management processes and the management of such risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Audit Committee; and

◾   Reviewing, at least semi-annually, cybersecurity matters.

Financial Expertise

The Board of Directors of the Company has determined that each member of the Audit Committee is financially literate and that John F. Killian, Armando J. Olivera, Michael W. Ranger, and L. Frederick Sutherland are each an “audit committee financial expert” as the term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934.

Independence

The Board has affirmatively determined that each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Audit Committee is “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934.

Appointment of Independent Accountants

The Audit Committee is directly responsible for the appointment of the Company’s independent accountants, subject to stockholder ratification at the Annual Meeting. The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent accountants for the fiscal year 2020. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

Consolidated Edison, Inc. Proxy Statement	17

The Board of Directors

Corporate Governance and Nominating Committee

Members

Michael W. Ranger
(Chair & Lead Director)

George Campbell, Jr.

John F. Killian

Linda S. Sanford

Deirdre Stanley

Independent Directors: 5

Meetings Held in 2019: 4

Role & Responsibilities

The responsibilities of the Corporate Governance and Nominating Committee include:

◾   Annually reviewing the Company’s Corporate Governance Guidelines adopted by the Board that address the size, composition and responsibilities of the Board and making recommendations, if appropriate, for revisions or additions thereto;

◾   Annually reviewing the Board Committee charters and proposed changes thereto;

◾   Establishing and recommending to the Board, criteria for selecting new Directors;

◾   Reviewing the qualifications of possible Director candidates against the criteria developed, including candidates duly suggested by stockholders;

◾   Recommending to the Board candidates to fill vacancies on the Board;

◾   Recommending to the Board candidates for election or re-election to the Board;

◾   Recommending to the Board whether to accept any Director resignations;

◾   Recommending to the Board candidates and chairs for appointment to the Board’s committees;

◾   Recommending to the Board, standards to assist it in making determinations of independence in accordance with the New York Stock Exchange listing standards;

◾   Overseeing related person transactions and the related policies;

◾   Bi-annually reviewing Board and Committee compensation and recommending changes, if appropriate, to the Board;

◾   Overseeing the evaluation of the Board and management, including the establishment of criteria and processes for the annual performance self-evaluation of the Board and each committee of the Board;

◾   Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Corporate Governance and Nominating Committee; and

◾   Reviewing and making recommendations to the Board on any stockholder proposals and other practices relative to stockholder engagement and corporate governance matters.

Independence

The Board has affirmatively determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Corporate Governance and Nominating Committee meets the additional, heightened independence criteria required by law and the New York Stock Exchange’s listing standards.

18	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Executive Committee Members John McAvoy (Chair) George Campbell, Jr. Ellen V. Futter John F. Killian Michael W. Ranger Independent Directors: 3 Meetings Held in 2019: 0

Role & Responsibilities

The Executive Committee may exercise, during intervals between Board meetings, all the powers vested in the Board, except for certain specified matters.

Independence

The Board has affirmatively determined that the following three members of the Executive Committee, George Campbell, Jr., John F. Killian, and Michael W. Ranger, meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Finance Committee Members L. Frederick Sutherland (Chair) William J. Mulrow Armando J. Olivera Michael W. Ranger Linda S. Sanford Independent Directors: 5 Meetings Held in 2019: 6

Role & Responsibilities

The primary responsibility of the Finance Committee is to review and make recommendations to the Board with respect to the Company’s financial condition and plans.

The Finance Committee’s responsibilities also include:

◾  Reviewing the annual operating and capital budgets of the Company;

◾  Reviewing and approving certain expenditures;

◾  Reviewing the Company’s five-year forecast;

◾  Reviewing periodic financial reports to be submitted to the Board;

◾  Reviewing dividend policy and actions;

◾  Annually reviewing the Company’s arrangements for credit;

◾  Annually reviewing the Company’s and its subsidiaries’ plans for issuances of securities and other proposed financings;

◾  Consistent with Board authorization of such transaction, approving the specific terms of each Company security issue, financing, redemption or repurchase of securities;

◾  Reviewing the Company’s and its subsidiaries’ investment policies for cash investments;

◾  Overseeing the Company’s strategic business plan;

◾  Reviewing certain procurement contracts and purchases and sales of assets;

◾  Reviewing certain real estate transactions and litigation settlements; and

◾  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Finance Committee.

Independence

The Board has affirmatively determined that each member of the Finance Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Consolidated Edison, Inc. Proxy Statement	19

The Board of Directors

Management

Development and

Compensation

Committee

Members

George Campbell, Jr. (Chair)

John F. Killian

William J. Mulrow

Michael W. Ranger

Deirdre Stanley

L. Frederick Sutherland

Independent Directors: 6

Meetings Held in 2019: 6

(with Mercer attending 3 meetings)

Role & Responsibilities

The responsibilities of the Management Development and Compensation Committee (the “Compensation Committee”) include:

◾  Reviewing and approving, at least annually, the Company’s goals and objectives relevant to the compensation of the Company’s Named Executive Officers, including the Chief Executive Officer;

◾  Leading the performance evaluation and setting the compensation level of the Company’s Chief Executive Officer and other Named Executive Officers, except the President and Chief Executive Officer of Orange & Rockland whose evaluation is performed by and compensation set by, the Board of Directors of Orange & Rockland;

◾  Reviewing and making recommendations to the Board relating to officer and senior management appointments;

◾  Reviewing and making recommendations to the Board regarding the Company’s annual incentive plan and equity plans;

◾  Reviewing the recommendations of management with respect to new plans, plan amendments and plan terminations;

◾  Reviewing the Company’s Compensation Discussion and Analysis (“CD&A”), related disclosures that are required, by Securities and Exchange Commission (“SEC”) rules, to be included in the Company’s annual report and proxy statement and other disclosures that may be necessary or desirable related to human capital management;

◾  Recommending whether the Company’s CD&A should be included in the Company’s annual report and proxy statement;

◾  Providing the compensation committee report the SEC rules require to be included in the Company’s annual report and proxy statement;

◾  Assessing the independence of compensation consultants;

◾  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Management Development and Compensation Committee;

◾  Reviewing and making recommendations as necessary to provide for orderly succession and transition in the senior management of the Company, including leadership training;

◾  Receiving reports and making recommendations with respect to minority and female recruitment, employment and promotion;

◾  Receiving reports and reviewing the Company’s human capital management systems and policies;

◾  Making recommendations to help maintain equal employment opportunity, a diverse and inclusive workforce, adequate executive management and compensation, and orderly management succession;

◾  Reviewing reports of plan officials and the Company’s General Auditor and General Counsel as to the plan’s compliance with ERISA; and

◾  Reviewing reports of management and plan officials with respect to the administration and performance of the pension and other benefit funds.

Independence

The Board has affirmatively determined that each member of the Management Development and Compensation Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each of the members of the Compensation Committee is “independent,” as defined in the New York Stock Exchange’s listing standards under Rule 10C-1 of the Securities Exchange Act of 1934, and meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

20	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Safety, Environment, Operations and

Sustainability Committee

Members

Ellen V. Futter (Co-Chair) Armando J. Olivera (Co-Chair)

George Campbell, Jr.

William J. Mulrow

Deirdre Stanley

Independent Directors: 4

Meetings Held In 2019: 4

Role & Responsibilities

The primary responsibility of the Safety, Environment, Operations and Sustainability Committee is to oversee the Company’s efforts relating to corporate responsibility and sustainability, which includes operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of Company employees and the public, supporting the development and success of Company employees, delivering value to customers and fostering growth to meet the expectations of investors.

The Safety, Environment, Operations and Sustainability Committee’s responsibilities also include:

◾  Reviewing significant issues identified by the Company relating to: (i) the Company’s subsidiaries’ environment, health and safety programs, (ii) the Company’s subsidiaries’ compliance with environment, health and safety laws and regulations, (iii) the Company’s corporate environment, health and safety policies and procedures, and (iv) the Company’s subsidiaries’ operating systems;

◾  Providing advice and counsel to the Company’s management on: (i) corporate environment, health and safety policies and matters, and (ii) other sustainability matters;

◾  Providing oversight to the Company’s management on the design, operation, maintenance and performance of the Company’s operating systems and reviewing significant issues identified by the Company relating to the reliable operation of the Company’s operating systems;

◾  Reviewing significant developments and emerging issues and risks identified by the Company relating to the Company’s sustainability priorities;

◾  Annually reviewing the Company’s Annual Sustainability Report; and

◾  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Safety, Environment, Operations and Sustainability Committee.

Independence

The Board has affirmatively determined that the following four members of the Safety, Environment, Operations and Sustainability Committee, Armando J. Olivera, George Campbell, Jr., William J. Mulrow, and Deirdre Stanley, meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Consolidated Edison, Inc. Proxy Statement	21

The Board of Directors

Selection of Director Candidates

The Corporate Governance and Nominating Committee reviews the skills and characteristics of Director candidates, including their independence, integrity, judgment, areas of business expertise, availability for service, and diversity (including, but not limited to, gender, race, ethnicity, nationality and age) and such other factors as it deems appropriate. The Company values diversity and respect within the Board, and affirms its policy of non-discrimination based on race, color, religion, creed, national origin, sex, age, marital status, sexual orientation, pregnancy, genetic information, gender identity, disability, citizenship, veteran status, or other legally protected characteristics. Director candidates are also evaluated in light of their service on other boards, as well as considerations relating to the size, structure, and needs of the Board.

The Corporate Governance and Nominating Committee has the authority under its charter to hire advisors to assist it in its decisions. The Corporate Governance and Nominating Committee identifies director candidates through a variety of means, including: (i) professional search firms, (ii) recommendations from members of the Board, (iii) suggestions from senior management, and (iv) submissions by the Company’s stockholders.

When using a professional search firm, the Corporate Governance and Nominating Committee directs the firm to include in each director search qualified candidates who reflect diverse backgrounds, including diversity of gender and race. The firm assists in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm is directed to provide for review and consideration a diverse slate of candidates including candidates diverse with respect to gender, race and ethnicity. After consulting with the Corporate Governance and Nominating Committee, the firm further screens and interviews candidates as directed to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee.

The Corporate Governance and Nominating Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates candidates recommended by stockholders versus those recommended through other means. The Corporate Governance and Nominating Committee makes an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and then further considers candidates that do.

Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

Succession Planning

The Company has a comprehensive, formal process for proactively identifying, assessing and developing a diverse slate of internal candidates to assume, in the future, key roles in the organization. Our succession planning and development processes are integrated and focused on learning through experiences, leadership commitment, diversity and targeted executive development. During succession planning and development discussions, the Company proactively seeks to develop talented gender, racially and ethnically diverse employees to ensure a diverse and talented bench of enterprise leaders. These discussions result in development plans for each employee that are reviewed and updated annually. These succession planning and development processes apply to all levels of management, including officers. The Chief Executive Officer annually reviews his succession plan with the Board. The Board is committed to diversity and would direct a search firm retained in connection with chief executive officer succession planning to provide a diverse slate of candidates for the Board’s consideration. Currently, women make up 32.3% of the Company’s executive ranks and minorities make up 30.8%.

22	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Compensation Consultant

Director Compensation Consultant

The Corporate Governance and Nominating Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to provide information, analyses, and objective advice regarding director compensation. The Corporate Governance and Nominating Committee directs Mercer to: (i) assist it by providing competitive market information on the design of the director compensation program; (ii) advise it on the design of the director compensation program and also provide advice on the administration of the program; and (iii) brief it on director compensation trends among the Company’s compensation peer group and broader industry. The Board members, including the chief executive officer, consider the recommendations of the Corporate Governance and Nominating Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer.

Executive Compensation Consultant

The Compensation Committee has the authority, under its charter, to engage the services of outside advisors, experts, and others to assist it. The Compensation Committee engages Mercer to provide information, analyses, and objective advice regarding our executive compensation program. The Compensation Committee directs Mercer to: (i) assist with the development and assessment of the Company’s compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program; (ii) compare the Company’s chief executive officer’s base salary, annual incentive and long-term incentive compensation to that of the chief executive officers of the compensation peer group and broader industry; (iii) advise on the level of officers’ base salaries, annual incentives, and long-term incentives; (iv) advise on the design of the Company’s annual and long-term incentive plans and on the administration of the plans; (v) advise on executive compensation trends among the Company’s compensation peer group and broader industry; and (vi) assist with the preparation of the Compensation Discussion and Analysis for this Proxy Statement.

Compensation Consultant Disclosure

Mercer’s fees for executive and director compensation consulting to the committees in 2019 were approximately $539,300. During 2019, the Company retained Marsh & McLennan affiliates (other than Mercer) to provide services, unrelated to executive compensation. These services were approved by the Company’s management. The aggregate fees paid for these other services, which include auction services, compensation planning surveys, and employee benefit guides, were approximately $37,600.

The Compensation Committee considered the independence of Mercer under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Compensation Committee concluded that the services provided by the Marsh & McLennan affiliates (other than Mercer) did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Compensation Committee concerning executive or director compensation matters.

Compensation Consultant Interlocks and Insider Participation

George Campbell, Jr. (Chair), John F. Killian, William J. Mulrow, Michael W. Ranger, and L. Frederick Sutherland were on the Company’s Compensation Committee during 2019. The Company believes that there are no interlocks with the members of the Compensation Committee.

Communications with the Board of Directors

Interested parties may communicate directly with the members of the Company’s Board of Directors, including the non-management Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward communications to the Director or the Directors indicated.

Consolidated Edison, Inc. Proxy Statement	23

Stockholder Engagement

STOCKHOLDER ENGAGEMENT

The Company has continued to proactively engage with stockholders this year and to accept invitations to discuss matters of interest to them. The core stockholder engagement team consists of the Company’s Chief Financial Officer, the Treasurer and Investor Relations. The Company’s engagement efforts also include the Office of the Controller, the Office of the Corporate Secretary, the Environment, Health & Safety Department, and Corporate Affairs. In addition, the Chairman and Chief Executive Officer, the Presidents of each of the Company’s subsidiaries, and other Company officers participate in face-to-face meetings with stockholders during the year.

During 2019, the Company participated in 23 stockholder conferences and organized 10 roadshows in the U.S., Europe, Asia, and Canada, engaging with a broad range of stockholders, including index funds, union and public pension funds, actively-managed funds and stockholder advisory firms. Key topics of discussion included corporate strategy, disclosure practices, corporate governance, executive compensation, political spending and lobbying practices, operational and financial issues, and environmental, health and safety matters.

As a result of stockholder feedback on financial disclosures, the Company enhanced its quarterly earnings release presentations to include more detailed segment financial data, more information and analysis of the Utilities’ regulatory filing and the ensuing Joint Proposal and its financial impact. The Company also released a comprehensive stockholder fact book.

The Company also has a targeted environmental, social and governance (“ESG”) stockholder-engagement team that consists of the Company’s Chief Financial Officer, the Corporate Secretary, the Treasurer and Investor Relations. Investor Relations and the Environment, Health & Safety Department are actively involved in national and international ESG forums that bring companies and stockholders together, helping the Company to identify important issues, adopt best practices, as appropriate, and improve related disclosures. In 2019, the Company actively participated in the trade association efforts of the Edison Electric Institute and the American Gas Association to develop industry templates for ESG reporting. Those templates are available on the Company’s website.

The Company reaches out to its largest stockholders as well as smaller stockholders with an identified interest in ESG issues to discuss related issues and trends as well as Company-specific issues. The Company responds to stockholder inquiries focused on ESG issues, including stockholders that have submitted proposals for inclusion in the Company’s annual proxy statement, to understand their concerns and to address, where possible, the issues behind their proposals or inquiries. As a result of this ongoing engagement, the Company has enhanced disclosures in its proxy, as demonstrated by this more detailed description of our engagement efforts, and from last year, clearer and more accessible information on Board diversity, tenure, skills and experience. We will continue our proactive engagement and responsiveness to stockholder inquiries.

The Company has engaged with stockholders on specific ESG issues. BlackRock and the New York State Common Retirement Fund, for instance, urged the Company to study climate-change risk to the Company’s infrastructure. In another example, As You Sow, urged the Company to assume an advocacy role as Federal environmental rules and regulations have been rolled back. The Company has responded by publicly joining other companies in the utility industry to defend strong state auto emission standards and to support a science-based climate policy agenda. Further, the Company’s subsidiary, Consolidated Edison Company of New York, released its science-based Climate Vulnerability Study in December 2019 and will prepare a related implementation plan by year-end 2020.

The stockholder engagement team reports the results of our annual activities to the Corporate Governance and Nominating Committee and the Board to convey the feedback received from stockholders, and to propose implementation of appropriate responses. During the 2019-2020 engagement season, the Company engaged with stockholders holding in aggregate 19% of shares outstanding and 25% of the Company’s debentures.

24	Consolidated Edison, Inc. Proxy Statement

Director Compensation

DIRECTOR COMPENSATION

Overview

The Corporate Governance and Nominating Committee reviews director compensation bi-annually. The Corporate Governance and Nominating Committee reviewed director compensation in 2020. The Corporate Governance and Nominating Committee considers information, analyses, and objective advice regarding director compensation provided by Mercer. Director compensation is assessed relative to the Company’s compensation peer group (the same group used to evaluate executive compensation), general industry trends, and the total cost of governance. The Board reviews the recommendations of the Corporate Governance and Nominating Committee when determining whether changes, if any, will be made.

In February 2020, at the request of the Corporate Governance and Nominating Committee, Mercer conducted an in-depth analysis of each element of compensation and the compensation program structure relative to the compensation peer group. Mercer’s review found that the amount of the retainer provided to the Chair of the Management Development and Compensation Committee was below the median paid to non-employee directors in the assessment group. Following the recommendation and effective April 1, 2020, the Board approved an increase in the annual retainer for the Chair of the Management Development and Compensation Committee.

Compensation for individual Directors approximates the median of compensation for Directors in similar positions at the compensation peer group.

Elements of Compensation

In 2019, non-employee Directors were eligible to receive the following:

Amount
($)
Annual Retainer	115,000
Lead Director Retainer	35,000
Chair of Audit Committee Retainer	30,000
Member of Audit Committee Retainer (excluding the Audit Committee Chair)	15,000
Retainers for Chairs of the following committees: Corporate Governance and Nominating Committee; Finance Committee; and Management Development and Compensation Committee(1)	15,000
Retainers for each of the Co-Chairs of the Safety, Environment, Operations and Sustainability Committee	7,500
Acting Committee Chair Fee (where the regular Chair is absent)	200
Annual equity award (deferred stock units)	150,000

Footnotes:

(1)	Effective April 1, 2020, the annual retainer for the Chair of the Management Development and Compensation Committee was increased from $15,000 to $20,000.

In 2019, the Company reimbursed non-employee Directors for reasonable expenses incurred in attending Board and Committee meetings.

No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers or annual equity awards for their service on the Board.

Consolidated Edison, Inc. Proxy Statement	25

Director Compensation

Stock Ownership Guidelines

The Company has stock ownership guidelines for non-employee Directors which provide that, within five years of joining the Board, each Director should own, and continue to hold during his or her tenure on the Board, shares (including stock equivalents and restricted stock units) with a value (measured at the time the shares are acquired) equal to five times the annual retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year. As of December 31, 2019, all Directors have either exceeded their stock ownership guideline requirement or are making satisfactory progress towards meeting the requirement.

Long Term Incentive Plan

Non-employee Directors participate in the Company’s long term incentive plan. Pursuant to the long term incentive plan, each non-employee Director then serving was allocated an annual equity award of $150,000 of deferred stock units on the first business day following the 2019 Annual Meeting. If a non-employee Director is first appointed to the Board after an annual meeting, his or her first annual equity award will be prorated.

Settlement of the 2019 annual equity awards of stock units was automatically deferred until the Director’s termination of service from the Board of Directors. Each non-employee Director may elect to receive some or all of his or her 2019 annual equity awards of stock units on another date or to further defer any other prior annual equity award of stock units, including any related dividend equivalents earned on such prior annual equity awards of stock units.

Each non-employee Director may also elect to defer all or a portion of his or her 2019 retainer fees into additional deferred stock units, which are deferred until the Director’s termination of service.

Dividend equivalents are payable on 2019 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have been paid to the Director or, at the Director’s option, are paid in cash.

All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that cash compensation deferred into stock units, annual equity awards, and dividend equivalents granted to non-employee Directors that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within 60 days following separation from Board service, unless the Director elected to defer distribution to another date.

Stock Purchase Plan

Directors are eligible to participate in the stock purchase plan, which is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

26	Consolidated Edison, Inc. Proxy Statement

Director Compensation

Director Compensation Table

The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2019.

	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)		Total
Name	($)	($)	($)		($)
George Campbell, Jr.	130,000	150,000	5,000	(3)	285,000
Ellen V. Futter	122,500	150,000	5,000		277,500
John F. Killian	145,000	150,000	—		295,000
John McAvoy(4)	—	—	—		—
William J. Mulrow	115,000	150,000	5,000		270,000
Armando J. Olivera	137,500	150,000	5,000	(3)	292,500
Michael W. Ranger	180,000	150,000	—		330,000
Linda S. Sanford	130,000	150,000	—		280,000
Deirdre Stanley	115,000	150,000	—		265,000
L. Frederick Sutherland	145,000	150,000	—		295,000

Footnotes:

(1)

On May 20, 2019, each of the non-employee Directors who was elected at the 2019 Annual Meeting received a grant of 1,724 stock units valued at $87.01 per share, the equivalent of $150,000. The stock units were fully vested at the time of grant. Pursuant to the Company’s long term incentive plan, and as indicated in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the stock units are valued in accordance with FASB ASC Topic 718. The aggregate number of stock units outstanding for each non-employee director as of December 31, 2019 is as follows: Dr. Campbell—40,575; Ms. Futter—34,581; Mr. Killian—26,743; Mr. Mulrow—4,755; Mr. Olivera—13,526; Mr. Ranger—58,643; Ms. Sanford—10,902; Ms. Stanley—7,813, and Mr. Sutherland—59,213.

(2)

The “All Other Compensation” column includes matching contributions made by the Company to qualified institutions under its matching gift program. All directors and employees are eligible to participate in this program. Under the Company’s matching gift program, the Company matches up to a total of $5,000 per eligible participant on a one-for-one basis to qualified institutions per calendar year.

(3)	The amounts reported in the “All Other Compensation” column include amounts matched by the Company at the end of 2018 and paid in 2019 under the Company’s matching gift program.

(4)	Mr. McAvoy did not receive any director compensation because he is an employee of the Company.

Consolidated Edison, Inc. Proxy Statement	27

Stock Ownership

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table provides, as of February 29, 2020, the amount of shares of the Company’s Common Stock beneficially owned by each Director, each Named Executive Officer, and by all Directors and executive officers of the Company as a group, and information about the amount of their other Company equity-based holdings.

Name	Shares Beneficially Owned(1)	Other Equity-Based Holdings(2)	Total(3)
	(#)	(#)	(#)
George Campbell, Jr.	30,704	13,911	44,615
Ellen V. Futter	29,203	7,724	36,927
John F. Killian	15,599	11,144	26,743
William J. Mulrow	—	4,755	4,755
Armando J. Olivera	14,025	—	14,025
Michael W. Ranger	58,643	—	58,643
Linda S. Sanford	13,301	—	13,301
Deirdre Stanley	4,826	2,987	7,813
L. Frederick Sutherland	55,910	7,303	63,213
John McAvoy	9,004	124,808	133,812
Robert Hoglund	9,642	30,000	39,642
Timothy P. Cawley	3,309	12,015	15,324
Elizabeth D. Moore(4)	3,167	39,173	42,340
Robert Sanchez	3,057	675	3,732
Directors and Executive Officers as a group, including the above-named persons (25 persons)	272,269	336,587	608,856

Footnotes:

(1)

The number of shares shown includes shares of Company Common Stock that are individually or jointly owned, as well as shares over which the individual has sole or shared investment or sole or shared voting power. The number of shares shown also includes vested stock units, as to which the individual may obtain investment or voting power within 60 days following separation from service: Dr. Campbell—26,654; Ms. Futter—26,857; Mr. Killian—15,599; Mr. Mulrow—0; Mr. Olivera—13,525; Mr. Ranger—58,643; Ms. Sanford—10,901; Ms. Stanley—4,826; Mr. Sutherland—51,910; Mr. McAvoy—0; Mr. Hoglund—0; Mr. Cawley—0; Ms. Moore—0; Mr. Sanchez—0; and directors and executive officers as a group—208,915.

(2)	Represents vested stock units, as to which the individual may not, within 60 days after February 29, 2020, obtain investment or voting power.

(3)	As of February 29, 2020, ownership was, in each case, less than 1% of the outstanding 333,824,303 shares.

(4)	Ms. Moore retired effective December 31, 2019.

28	Consolidated Edison, Inc. Proxy Statement

Stock Ownership

Stock Ownership of Certain Beneficial Owners

The following table provides information, as of December 31, 2019, with respect to persons who are known to the Company to beneficially own more than 5% of Company Common Stock.

	Shares of Common Stock Beneficially Owned	Percent of Class
Name and Address of Beneficial Owner	(#)	(%)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	32,759,942(1)	9.9
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	28,053,522(2)	8.43
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	22,562,453(3)	6.79

Footnotes:

(1)

BlackRock, Inc. stated in its Schedule 13G/A, filed on February 5, 2020 with the Securities and Exchange Commission, that it has sole voting power for 28,572,636 of these shares and sole dispositive power for 32,759,942 of these shares.

(2)

The Vanguard Group stated in its Schedule 13G/A, filed on February 12, 2020 with the Securities and Exchange Commission, that it has sole voting power for 580,005 of these shares, shared voting power for 227,061 of these shares, sole dispositive power for 27,363,179 of these shares, and shared dispositive power for 690,343 of these shares.

(3)

State Street Corporation stated in its Schedule 13G, filed on February 13, 2020 with the Securities and Exchange Commission, that it has shared voting power for 19,132,808 of these shares and shared dispositive power for 22,528,591 of these shares.

Consolidated Edison, Inc. Proxy Statement	29

Ratification of the Appointment of Independent Accounts

INDEPENDENT ACCOUNTANTS RATIFICATION

Proposal No. 2    Ratification of the Appointment of Independent Accountants

At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for 2020. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future appointment of independent accountants.

PwC has acted as independent accountants for the Company for many years. The Audit Committee considered PwC’s qualifications in determining whether to appoint PwC as independent accountants for 2020. The Audit Committee reviewed PwC’s performance, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. (See “Audit Committee Matters” on page 31.) Based on this review, the Audit Committee believes that the appointment of PwC as independent accountants for the Company for 2020 is in the best interests of the Company and its stockholders.

Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board recommends FOR Proposal No. 2

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions are voted neither “for” nor “against,” and have no effect on the vote. Broker non-votes are voted “for” the proposal.

30	Consolidated Edison, Inc. Proxy Statement

Audit Committee Matters

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Company’s Audit Committee is composed of five directors, all of whom meet the qualifications required by the New York Stock Exchange and Securities and Exchange Commission, and the Company’s Corporate Governance Guidelines. The Audit Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2019. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. The Audit Committee also considered whether PwC’s provision of limited tax and non-audit services to the Company is compatible with PwC’s independence and concluded that it was.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Audit Committee:

John F. Killian (Chair)

Armando J. Olivera

Michael W. Ranger

Linda S. Sanford

L. Frederick Sutherland

Fees Paid to PricewaterhouseCoopers LLP

Fees paid or payable to PwC for services related to 2019 and 2018 are as follows:

	2019	2018
	($)	($)
Audit Fees	5,205,590	6,207,045
Audit-Related Fees(a)	765,000	1,432,228
TOTAL	5,970,590	7,639,273

Footnote:

(a)

Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2019 and 2018 are fees for reviews of system implementations and internal controls of the regulated entities and fees for audits of various solar energy production projects of the Con Edison Clean Energy Businesses, Inc. and its subsidiaries (“Clean Energy Businesses”).

The Audit Committee or, as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.

Consolidated Edison, Inc. Proxy Statement	31

Advisory Vote to Approve Named Executive Officer Compensation

ADVISORY VOTE

Proposal No. 3    Advisory Vote to Approve Named Executive Officer Compensation

The Company values the opinions of its stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders have the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers (commonly referred to as a “say on pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables on pages 33 to 70 and Appendix A. The Company currently conducts such votes annually. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Named Executive Officers. In 2019, the Company held a say on pay vote and 92.83% of the shares voted were voted “for” the proposal. Following this year’s say on pay vote, the next such vote will be at the Company’s 2021 annual meeting of stockholders.

As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to provide safe, reliable, and efficient service for its customers. The Management Development and Compensation Committee (the “Compensation Committee”), with the assistance of its independent compensation consultant, seeks to provide base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the median level of compensation provided by the Company’s compensation peer group to effectively link pay with performance.

The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation and retirement and welfare benefits provided to each Named Executive Officer.

The Compensation Committee chooses performance goals under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

For the reasons indicated and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following advisory resolution:

“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompany the compensation disclosure tables is hereby approved.”

The Board recommends FOR Proposal No. 3

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 3 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee will consider the voting results when making future compensation decisions for the Named Executive Officers.

32	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Consolidated Edison, Inc. Proxy Statement	33

Compensation Discussion and Analysis

Introduction

This section of the Proxy Statement provides an overview of the Company’s 2019 executive compensation program (the “executive compensation program”) and an analysis of the decisions made with respect to the compensation of the Company’s Named Executive Officers (as identified by the Company under Securities and Exchange Commission rules). The executive compensation program covers the Company’s Named Executive Officers. For 2019, the Company’s Named Executive Officers were:

◾	John McAvoy, Chairman, President and Chief Executive Officer

◾	Robert Hoglund, Senior Vice President and Chief Financial Officer

◾	Timothy P. Cawley, President, Con Edison of New York

◾	Robert Sanchez, President and Chief Executive Officer, Orange & Rockland

◾	Elizabeth D. Moore, Senior Vice President and General Counsel, who retired on December 31, 2019

Executive Summary

The Company’s executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success, to motivate these executives to create value for its stockholders, and to promote safe, reliable, and efficient service for its customers. Each year, the Management Development and Compensation Committee (the “Compensation Committee”) evaluates the level of compensation, the mix of base salary, performance-based compensation, and retirement and welfare benefits provided to each Named Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, seeks to align pay to performance and provide base salary and performance-based compensation that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 36 and “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Compensation Peer Group” on page 37.) The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation (which includes base salary, and target annual incentive and long-term incentive compensation) to motivate strong annual and multi-year Company performance.

Features of the Executive Compensation Program

Type	Component	Objective

Performance-Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
	Long-Term Incentive Compensation	Achievement, over a three-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.

Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate salaries based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited perquisites.

34	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Compensation Governance Practices

The Company is committed to maintaining strong compensation governance practices to support the pay-for-performance philosophy of the executive compensation program and align the executive compensation program with the long-term interests of the Company’s stockholders:

◾

Pay Practices. The Company has (i) no employment agreements, (ii) no golden parachute excise tax gross-ups, and (iii) no individually negotiated equity awards with special treatment upon a change of control.

◾

Long-Term Incentive Compensation. While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options and no stock options have been granted by the Company since 2006. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards, unless both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

◾

Long-Term Incentive Mix. All Named Executive Officer long-term incentive compensation is performance-based. Based on proxy statements filed in 2019, over 50% of the Company’s compensation peer group companies granted some form of non-performance-based long-term incentive compensation (such as time-based restricted stock) to their named executive officers. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Pay-for-Performance Alignment and Pay Mix” on page 38.)

◾	Risk Management. The relevant features of the Company’s compensation programs that mitigate risk are:

○

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

○	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

○	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

○	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

○	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year; and

○	annual and long-term incentive plans that are subject to payment caps and Compensation Committee discretion to reduce payouts.

◾

Stock Ownership Guidelines. Rigorous stock ownership guidelines for the Company’s directors and senior officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance through stock ownership. (See “Director Compensation—Stock Ownership Guidelines” on page 26 and “Compensation Discussion and Analysis—Risk Mitigation—Stock Ownership Guidelines” on page 57.)

◾

No Hedging and No Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy prohibit all directors and the Named Executive Officers, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. All officers, finance department employees, employees who receive or review drafts of the Company’s financial statements, employees who work in the Corporate Secretary’s office, and any other employee specifically designated by the General Counsel are also covered by the Insider Trading Policy’s prohibition on hedging and pledging. (See “Compensation Discussion and Analysis—Risk Mitigation—No Hedging and No Pledging” on page 57.)

◾

Recoupment (Clawback) Policy. The Company’s compensation recoupment policy applies to all officers of the Company and its subsidiaries for incentive-based compensation and is intended to reduce potential risks associated with its executive compensation program and align the long-term interests of officers and stockholders. (See “Compensation Discussion and Analysis—Risk Mitigation—Recoupment (Clawback) Policy” on page 57.)

Consolidated Edison, Inc. Proxy Statement	35

Compensation Discussion and Analysis

Proactive, Year-Round, Stockholder Engagement

Stockholder engagement is a key priority of the Company and the Board. The Company proactively engages with its investors to gain valuable insight into current and emerging issues that are of interest to them, including with respect to corporate strategy, disclosure practices, corporate governance, executive compensation, political spending and lobbying practices, operational and financial issues and environmental, health and safety matters. A complete discussion of the Company’s stockholder engagement process and efforts is set forth in the section titled “Stockholder Engagement” on page 24. During the 2019-2020 engagement season, the Company engaged with stockholders holding in aggregate 19% of shares outstanding and 25% of the Company’s debentures. Feedback from these discussions is a key element in the development of the Company’s governance, sustainability, and compensation policies, as well as the ongoing evaluation of the Company’s business strategy and performance. For example, as a result of feedback received from stockholders this year, the Company enhanced its proxy disclosures with respect to executive compensation. The Company will continue to seek investor input in furtherance of its commitment to enhancing its executive compensation and disclosure practices and building long-term stockholder value.

Say on Pay

In 2019, the Company held its annual vote to approve named executive officer compensation (commonly referred to as a “say on pay” vote) and 92.83% of the shares voted were voted “for” the proposal. The 2019 say on pay voting result was consistent with the results of the prior three years where 93.95% (in 2018), 93.5% (in 2017), and 92.15% (in 2016) of the shares voted were voted “for” the proposal. In 2017, the Company held a stockholder vote on the frequency of future say on pay votes. The Board recommended holding an annual say on pay vote and 85% of shares voted were voted in favor of holding such a vote. The Company intends to hold an annual say on pay vote unless stockholders advise the Company to change the frequency of the vote at the Company’s 2023 annual meeting of stockholders.

Executive Compensation Philosophy and Objectives

The Compensation Committee’s philosophy and objectives governing the development and implementation of the executive compensation program are set forth in the table below. There are no material differences in the Company’s compensation policies for each Named Executive Officer.

Our executive compensation philosophy is to provide competitive, performance-based pay

Motivate executives to create sustainable stockholder value and promote safe, reliable and efficient service for customers	Performance-based compensation represents the most significant portion of each Named Executive Officer’s total direct compensation

Support the Company’s short- and long-term business plans and strategies	Annual and long-term incentive plan awards are based on achieving financial and operating objectives critical to the Company’s business plans and strategies

Reward increased shareholder value

The largest portion of executive pay is delivered in long-term incentives based in part on the Company’s cumulative total shareholder return relative to the total shareholder return of the Company’s compensation peers

Long-term incentives are 100% performance-based

Competitive Positioning—Attraction and Retention

The executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee seeks to align pay to performance and provide “target total direct compensation” (base salary, target annual cash incentives, and target long-term equity-based incentives) that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. The Company also seeks to provide retirement and other benefits that are competitive with those provided by the Company’s compensation peer group companies and to provide limited perquisites.

36	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Compensation Peer Group

For 2019, the Compensation Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers and to measure relative total shareholder returns for the vesting of performance-based equity awards. The Compensation Committee annually reviews the composition of the compensation peer group companies and the impact of acquisitions. For 2019, the Compensation Committee made no changes to the compensation peer group. The Company’s 2018 revenues approximated the 57th percentile of the compensation peer group.

For 2019, the Company’s compensation peer group consisted of the following companies:

Company Name	2018 Revenue(1)
($ in millions)
◾ Duke Energy Corporation	24,116
◾ The Southern Company	23,495
◾ PG&E Corporation	16,759
◾ NextEra Energy, Inc.	16,727
◾ American Electric Power Company, Inc.	16,196
◾ DTE Energy Company	14,212
◾ Dominion Energy, Inc.	13,366
◾ Edison International	12,657
◾ Sempra Energy	11,687
◾ Xcel Energy Inc.	11,537
◾ FirstEnergy Corp.	11,063
◾ Entergy Corporation	11,009
◾ CenterPoint Energy, Inc.	10,589
◾ Eversource Energy	8,448
◾ PPL Corporation	7,785
◾ WEC Energy Group, Inc.	7,680
◾ Ameren Corporation	6,009
◾ NiSource Inc.	5,115
Median	11,612
Consolidated Edison, Inc.	12,337
Percentile Rank	57th

Footnote:

(1)	Source: Capital IQ (represents net revenues, restated if applicable).

For 2020, the Compensation Committee made no change to the compensation peer group.

Consolidated Edison, Inc. Proxy Statement	37

Compensation Discussion and Analysis

Median Level Compensation

In 2019, the target total direct compensation awarded to the Named Executive Officers was competitive with the median for functionally comparable positions at the Company’s compensation peer group (as disclosed in proxy statements filed in 2019).

	Base Salary as of 12/31/2019		Target Total Cash Compensation (Base Salary + Target Annual Incentive)		Target Long-Term Incentive Compensation		Target Total Direct Compensation
	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median
	($)	(%)	($)	(%)	($)	(%)	($)	(%)
John McAvoy	1,340,000	103%	3,015,000	102%	6,030,000	95%	9,045,000	99%
Robert Hoglund	790,000	120%	1,185,000	103%	1,580,000	108%	2,765,000	105%
Timothy P. Cawley	630,400	85%	1,134,700	81%	1,576,000	88%	2,710,700	85%
Robert Sanchez	459,600	88%	827,300	88%	919,200	106%	1,746,500	93%
Elizabeth D. Moore	666,000	111%	999,000	97%	999,000	92%	1,998,000	95%

Pay-for-Performance Alignment and Pay Mix

The Compensation Committee provides target total direct compensation to each Named Executive Officer through a combination of base salary (fixed compensation) and annual cash incentive compensation and long-term equity-based incentive compensation (performance-based compensation).

The Compensation Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibility and performance. The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance.

Target annual cash incentive and target long-term equity-based incentive awards reflect the Compensation Committee’s desired balance between these elements, relative to the base salary paid to each Named Executive Officer. Awards under the Company’s annual incentive plan are based on the achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility. Awards under the Company’s long term incentive plan are based on the achievement of financial and operating objectives critical to the Company’s business plans and strategies and the achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the total shareholder return for the Company’s compensation peer group companies.

For 2019, the mix of target total direct compensation for the Named Executive Officers meets the Compensation Committee’s objectives by being weighted heavily toward performance-based compensation, with the largest portion delivered in long-term equity-based incentives. The target total direct compensation mix of the Named Executive Officers is in line with that of the Company’s compensation peer group companies (except that the Company does not provide non-performance-based long-term incentive compensation, such as time-based restricted stock). (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” above.)

38	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The following charts illustrate the average mix of target total direct compensation for John McAvoy and for chief executive officers in the Company’s compensation peer group companies for 2019:

The following charts illustrate the average mix of target total direct compensation for the Company’s other Named Executive Officers and other named executive officers in the Company’s compensation peer group companies for 2019 (see table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 38):

Consolidated Edison, Inc. Proxy Statement	39

Compensation Discussion and Analysis

The following charts illustrate that all Named Executive Officer long-term incentive compensation is performance-based and that, based on proxy statements filed in 2019, over 50% of the Company’s compensation peer group companies granted some form of non-performance-based long–term incentive compensation (such as time-based restricted stock) to their named executive officers:

Determining Performance Goals

The Compensation Committee chooses performance goals under the annual and long-term incentive plans to support the Company’s short- and long-term business plans and strategies. In setting performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the pay practices of the compensation peer group companies. The Compensation Committee incentivizes performance by setting challenging, but achievable, goals for the Company and its key executives.

Role of Compensation Committee and Others in Determining Executive Compensation

Compensation Committee’s Role

The role of the Compensation Committee is to establish and oversee the Company’s executive compensation and retirement and welfare benefit plans and policies, administer its equity plans and annual incentive plan and review and approve annually all compensation relating to the Named Executive Officers. The Compensation Committee determines the amount and form of compensation for each of the Named Executive Officers, with the exception of the base salary of the President and Chief Executive Officer of Orange & Rockland, which is approved by the Board of Directors of Orange & Rockland.

Management’s Role

The Chief Executive Officer considers the following factors in making his compensation recommendations for each of the other Named Executive Officers:

◾	individual performance;

◾	contributions toward the Company’s long-term performance;

◾	the scope of each individual’s responsibilities; and

◾	compensation peer group company proxy statement data provided by the Compensation Committee’s independent compensation consultant.

40	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The Company’s Human Resources department supports the Compensation Committee in its work.

Compensation Consultant’s Role

The Compensation Committee has authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee periodically meets with Mercer in executive session to discuss compensation matters. The Compensation Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. A discussion of Mercer’s role as the Compensation Committee’s independent compensation consultant is set forth in the section titled “The Board of Directors—Compensation Consultant—Executive Compensation Consultant” on page 23.

Compensation Elements

Base Salary

A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed annually to recognize individual performance and at the time of a promotion or other change in responsibilities.

In setting base salary for the Named Executive Officers, including the Chief Executive Officer, the Compensation Committee, or, in the case of the President and Chief Executive Officer of Orange & Rockland, the Board of Directors of Orange & Rockland, considers various factors, including:

◾	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

◾	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

◾

the level of base salary compared to key executives holding equivalent positions in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 38.)

Effective February 1, 2019, base salary merit increases for the Named Executive Officers as a group averaged 3.2%. The 2018 and 2019 base salary of each Named Executive Officer, including their individual percentage increase, is set forth in the table below.

	Base Salary as of 12/31/2018	Base Salary as of 12/31/2019	Percentage Increase
	($)	($)	(%)
John McAvoy	1,300,000	1,340,000	3.1%
Robert Hoglund	767,000	790,000	3.0%
Timothy P. Cawley	612,000	630,400	3.0%
Robert Sanchez	438,600	459,600	4.8%
Elizabeth D. Moore	646,600	666,000	3.0%

Annual Incentive Compensation

Awards

A significant portion of the annual cash incentive compensation paid to the Named Executive Officers directly relates to the Company’s financial and operating performance, factors that the Compensation Committee believes influence stockholder value.

Individual performance is considered in setting annual cash incentive compensation through the establishment by the Compensation Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

Award Opportunity

For 2019, the Compensation Committee set the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:

◾	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

◾	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

Consolidated Edison, Inc. Proxy Statement	41

Compensation Discussion and Analysis

◾

the level of annual incentive compensation compared to key executives in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 38.)

The range of awards included minimum, target, and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the minimum, target, and maximum levels. The range of each Named Executive Officer’s potential award is set forth in the “Grants of Plan-Based Awards Table” on page 61. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the Named Executive Officers achieve the target financial and operating objectives. The Compensation Committee has discretion but did not exercise it in 2019 to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan.

Awards under the annual incentive plan are calculated as follows:

“Base Salary” is a Named Executive Officer’s annual rate of base salary as of December 31, 2019.

“Target Percentage” is a percentage of Base Salary that varies based on the Named Executive Officer’s position as follows:

Target Percentage
(%)
John McAvoy	125
Robert Hoglund	50
Timothy P. Cawley	80
Robert Sanchez	80
Elizabeth D. Moore	50

“Weighting Earned” is the sum of the target weightings for adjusted net income, other financial performance, and operating objectives, including any adjustments (upward or downward) as a result of performance relative to target. Target weightings for each Named Executive Officer total 100% and are comprised of the following three components:

Subject to actual performance relative to target, the weighting earned can vary as indicated below.
0 to 200%	◾ adjusted net income ◾ operating objectives ◾ operating budget component of other financial performance
0 to 120%	◾ capital budget component of other financial performance

42	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Financial Objectives

The financial objectives under the annual incentive plan are key performance measures that support the Company’s short- and long-term business plans and strategies and create value for the Company’s stockholders. For 2019, the financial objectives consisted of “adjusted net income” and “other financial performance” components.

The “adjusted net income” component, reflecting the financial results of the Company’s business for which its Named Executive Officers are responsible and accounting for 50% of each Named Executive Officer’s potential annual incentive award. Performance relative to this component is shown on the “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation—Achievement of 2019 Financial and Operating Objectives” table on page 46.

“Company Adjusted Net Income” consists of adjusted net income for the Company and related subsidiaries. “Regulated Adjusted Net Income” is the sum of Con Edison of New York’s and Orange & Rockland’s adjusted net income from ongoing operations, as applicable, after subtracting all expenses incurred, including federal and state income taxes. Company Adjusted Net Income and Regulated Adjusted Net Income each exclude (i) extraordinary non-recurring items identified after the applicable net income target is established, and (ii) the impact of mark-to-market activity and any gain or loss on sale of assets. Company Adjusted Net Income and Regulated Adjusted Net Income are net of the reserve that is established for the target annual incentive awards during the year-end closing. (See footnotes to the following table.) Information on how the Company calculates adjusted net income is disclosed in the “Non-GAAP Financial Measure” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The following table shows the targets assigned to the “adjusted net income” component and, for each Named Executive Officer, the weighting earned based on achieving those targets.

	Performance Relative to Adjusted Net Income Target	Payout Relative to Adjusted Net Income Target(1)	Company (100.6%)(2)			Regulated (101.7%)(2)		Con Edison of New York (101.4%)(2)		Orange & Rockland (107.7%)(2)
			Adjusted Net Income		Weight for McAvoy, Hoglund, and Moore	Adjusted Net Income	Weight for Cawley	Adjusted Net Income	Weight for Sanchez	Adjusted Net Income	Weight for Sanchez
	(%)	(%)	($ in millions)		(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)	(%)
Maximum	≥ 110	200	1,571.9		100	1,427.8	100	1,356.3	20	71.5	80
Target	100	100	1,429.0		50	1,298.0	50	1,233.0	10	65.0	40
Minimum	90	0	1,286.1		0	1,168.2	0	1,109.7	0	58.5	0
ACTUAL	—	—	1,438	(3)	53	1,320	58.5	1,250	11.4	70	70.8

Footnote:

(1)	The payout relative to the adjusted net income target is interpolated for actual performance between adjusted net income minimum, target, and maximum performance.

(2)	Actual performance relative to adjusted net income target.

(3)	Excludes effects of the Hypothetical Liquidation at Book Value and net mark-to-market accounting of the Con Edison Clean Energy Businesses, Inc. and its subsidiaries (“Clean Energy Businesses”).

The Compensation Committee has also established an adjusted net income “circuit breaker” for the annual incentive plan. If actual adjusted net income for 2019 had been less than 90% of the target adjusted net income, the achievement of all other financial and operating performance measures would have been disregarded and no annual incentive awards would have been made.

Consolidated Edison, Inc. Proxy Statement	43

Compensation Discussion and Analysis

The “other financial performance” component, reflecting the Company’s business for which its Named Executive Officers are responsible and accounting for 25% of each Named Executive Officer’s potential annual incentive award was comprised of one or more of the budgets for Con Edison of New York, Orange & Rockland, Con Edison Clean Energy Businesses, Inc. and its subsidiaries (“Clean Energy Businesses”), and Con Edison Transmission, Inc. and its subsidiaries (“Con Edison Transmission”). Performance relative to this component is shown on the “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation—Achievement of 2019 Financial and Operating Objectives” table on page 47.

Con Edison of New York’s “other financial performance” component is allocated 10% for capital budget performance and up to 15% for operating budget performance, subject to a maximum 25% upward or downward adjustment based on the achievement of pre-established targets for 25 capital projects and 12 operating and maintenance programs, respectively. The targets for the capital projects consist of completing milestones within specified budget targets, and, for the operating and maintenance programs, completing a number of units within specified per unit budget targets.

The following table shows the targets assigned to the “other financial performance” component for operating budget and, for each Named Executive Officer, the weighting earned based on achieving those targets.

	Performance Relative to Operating Budget Target	Payout Relative to Operating Budget Target(1)	Con Edison of New York (100.0%)(2)			Orange & Rockland (99.8%)(2)
			Operating Budget	Weight for McAvoy, Hoglund, and Moore	Weight for Cawley	Operating Budget	Weight for McAvoy, Hoglund, and Moore	Weight for Sanchez
	(%)	(%)	($ in millions)	(%)	(%)	($ in millions)	(%)	(%)
Maximum	≤ 89	200	1,391.1	24	30	192.1	2	50
Target	99-101	100	1,563.0	12	15	215.8	1	25
Minimum	≥ 111	0	1,734.9	0	0	239.5	0	0
ACTUAL	—	—	1,563.0	12(3)	15(3)	215.3	1	25

	Performance Relative to Operating Budget Target	Payout Relative to Operating Budget Target(1)	Clean Energy Businesses (83.8%)(2)		Con Edison Transmission (72.7%)(2)
			Operating Budget	Weight for McAvoy, Hoglund, and Moore	Operating Budget	Weight for McAvoy, Hoglund, and Moore
	(%)	(%)	($ in millions)	(%)	($ in millions)	(%)
Maximum	≤ 89	200	149.1	2	6.9	2
Target	99-101	100	167.5	1	7.7	1
Minimum	≥ 111	0	185.9	0	8.5	0
ACTUAL	—	—	140.3	2	5.6	2

Footnote:

(1)	The payout relative to the operating budget target is interpolated for actual performance between operating budget minimum, target, and maximum performance.

(2)	Actual performance relative to operating budget target.

(3)

In 2019, Con Edison of New York achieved pre-established performance targets for 10.5 out of 12 operating and maintenance programs, as a result of which the weighting earned was not subject to any adjustment.

44	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The following table shows the targets assigned to the “other financial performance” component for capital budget and, for each Named Executive Officer indicated, the weighting earned based on achieving those targets.

	Performance Relative to Capital Budget Target	Payout Relative to Capital Budget Target(1)	Con Edison Company of New York (100.1%)(2)
			Capital Budget	Weight for McAvoy, Hoglund, Cawley and Moore
	(%)	(%)	($ in millions)	(%)
Maximum	≤ 89	120	2,667.3	12
Target	99-101	100	2,997.0	10
Minimum	≥ 111	0	3,326.7	0
ACTUAL	—	—	3,000.0	11.5 (3)

Footnote:

(1)	The payout relative to the capital budget target is interpolated for actual performance between capital budget minimum, target, and maximum performance.

(2)	Actual performance relative to capital budget target.

(3)

In 2019, Con Edison of New York achieved 23.5 out of 25 pre-established performance targets for capital projects, as a result of which the weight earned was subject to a 115% upward adjustment to the actual performance.

Operating Objectives

The “operating objectives” component, reflecting the responsibilities of the Named Executive Officer and accounting for 25% of each Named Executive Officer’s potential annual incentive award was comprised of a number of key indicators that guide Con Edison of New York, Orange & Rockland, Clean Energy Businesses, and Con Edison Transmission and support the Company’s goal of providing safe, reliable, and efficient service to customers in an environmentally sound manner. The operating objectives are directly linked to specific, pre-established and measurable goals that are selected to encourage superior performance in four main areas:

Employee and Public Safety	We are committed to achieving a zero harm workplace. We work as a team to protect the safety of the public and each one of us.
Environment and Sustainability	We value environmental stewardship and strive to make wise and effective use of natural resources while controlling costs for our customers and capturing long-term value for our stockholders.
Operational Excellence

We stand behind our work and look for new ways to excel at our jobs. We talk openly about ethical choices, follow all laws, rules, and regulations, adapt to change, and invest in the skills of our employees.

Customer Experience	We strive to see the customer’s point of view, make customer priorities our own, and elevate the experience of doing business with us.

The Compensation Committee believes that the operating objectives support the Company’s mission and priorities –providing a workplace that allows employees to realize their full potential, providing investors with a fair return, and improving the quality of life in the communities served by the Company. Performance relative to this component is shown on the “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation—Achievement of 2019 Financial and Operating Objectives” table on page 47.

Consolidated Edison, Inc. Proxy Statement	45

Compensation Discussion and Analysis

The operating objectives achieved for Con Edison of New York, Orange & Rockland Clean Energy Businesses and Con Edison Transmission are summarized in the table below. The operating objectives for each entity are described in detail in Appendix A to this proxy statement.

Operating Objectives(1)	Key Indicators Achieved
	Con Edison of New York	Orange & Rockland	Clean Energy Businesses	Con Edison Transmission
	(#)	(#)	(#)	(#)
◾ Employee and Public Safety	2/5	3/5	1/1	2/2
◾ Environment and Sustainability	4/5	4/5	1/2	1/2
◾ Operational Excellence	5/6	5/5	7/7	6/6
◾ Customer Experience	3/4	5/5	—	—
TOTAL	14/20	17/20	9/10	9/10
PAYOUT RELATIVE TO TARGET (%)	50	125	150	150

Footnote:

(1)	Operating objectives were weighted equally.

The payout relative to target was determined based on the number of key operating objectives indicators achieved and the weighting earned for each of Con Edison of New York’s, Orange & Rockland’s, Clean Energy Businesses’s and Con Edison Transmission’s “operating objectives” component as indicated in the table below.

	Payout Relative to Target(1)	Key Operating Objectives Indicators Achieved	Weight					Weight
			Con Edison of New York		Orange & Rockland		Key Operating Objectives Indicators Achieved	Clean Energy Businesses	Con Edison Transmission
			McAvoy, Hoglund, and Moore	Cawley	McAvoy, Hoglund, and Moore	Sanchez		McAvoy, Hoglund, and Moore	McAvoy, Hoglund, and Moore
	(%)	(#)	(%)	(%)	(%)	(%)	(#)	(%)	(%)
Maximum	200	20/20	44	50	2	50	10/10	2	2
Target	100	16/20	22	25	1	25	8/10	1	1
Minimum	0	≤ 12/20	0	0	0	0	≤ 5/10	0	0
Actual	—	—	12.5	12.5	1.3	31.3	—	1.5	1.5

Footnote:

(1)	The payout relative to target is interpolated for performance achieved between key operating objective indicators.

46	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Achievement of	2019 Financial and Operating Objectives

The following table shows, for each Named Executive Officer, the target weight assigned to the financial and operating objectives and the weightings earned based on achieving those objectives.

	McAvoy, Hoglund, and Moore		Cawley		Sanchez
	Weight		Weight		Weight
	Target	Earned	Target	Earned	Target	Earned
	(%)	(%)	(%)	(%)	(%)	(%)
Financial Objectives
Adjusted Net Income
◾ Company Adjusted Net Income	50	53.0	—	—	—	—
◾ Regulated Adjusted Net Income	—	—	50	58.5	—	—
Con Edison of New York Adjusted Net Income	—	—	—	—	10	11.4
Orange & Rockland Adjusted Net Income	—	—	—	—	40	70.8
Other Financial Performance
◾ Con Edison of New York Operating Budget	12	12.0	15	15.0	—	—
◾ Con Edison of New York Capital Budget	10	11.5	10	11.5	—	—
◾ Orange & Rockland Operating Budget	1	1.0	—	—	25	25.0
◾ Clean Energy Businesses Operating Budget	1	2.0	—	—	—	—
◾ Con Edison Transmission Operating Budget	1	2.0	—	—	—	—
Operating Objectives
◾ Con Edison of New York	22	11.0	25	12.5	—	—
◾ Orange & Rockland	1	1.3	—	—	25	31.3
◾ Clean Energy Businesses	1	1.5	—	—	—	—
◾ Con Edison Transmission	1	1.5	—	—	—	—
TOTAL	100	96.8	100	97.5	100	138.5

2019	Annual Incentive Awards

In February 2020, the Compensation Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the Compensation Committee considered actual results achieved against the specific targets associated with each objective and, based on the results, determined the 2019 annual incentive awards. The Compensation Committee did not exercise discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

The following table shows the calculation of the 2019 annual incentive awards for each Named Executive Officer.

	Base Salary as of December 31, 2019	×	Target Percentage	×	Weight Earned	=	2019 Award
	($)		(%)		(%)		($)
John McAvoy	1,340,000		125		96.8		1,621,400
Robert Hoglund	790,000		50		96.8		382,400
Timothy P. Cawley	630,400		80		97.5		491,700
Robert Sanchez	459,600		80		138.5		509,200
Elizabeth D. Moore	666,000		50		96.8		322,300

Consolidated Edison, Inc. Proxy Statement	47

Compensation Discussion and Analysis

Long-Term Incentive Compensation

Awards

Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Compensation Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:

◾	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

◾	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

◾

the level of long-term incentive compensation compared to key executives in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 38.)

Performance-Based Equity Awards

It is the Compensation Committee’s practice in the first quarter of each year to approve performance-based equity awards under the long term incentive plan for the Company’s Named Executive Officers. The Compensation Committee’s use of performance-based equity awards is intended to further reinforce the alignment of Named Executive Officer pay opportunities with stockholders’ interests by directly linking pay to the achievement of strong, sustained long-term financial and operating performance.

The performance units awarded to the Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each unit awarded, subject to the satisfaction of certain pre-established long-term performance measures. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the units during the vesting period.

2019 Performance Unit Awards

The target award of performance units awarded to each of the Named Executive Officers in 2019 for the performance period that begins on January 1, 2019 and ends December 31, 2021 is shown in the table below.

	Base Salary as of December 31, 2018	x	2019 Target Award as a Percentage of Base Salary	=	2019 Target Award	÷	Share Price(1)	=	2019 Target Award of Performance Units (rounded)
	($)		(%)		($)		($)		(#)
John McAvoy	1,300,000		475		6,175,000		69.57		88,800
Robert Hoglund	767,000		200		1,534,000		69.57		22,000
Timothy P. Cawley	612,000		250		1,530,000		69.57		22,000
Robert Sanchez	438,600		200		872,200		69.57		12,600
Elizabeth D. Moore	646,600		150		969,900		69.57		13,900

Footnotes:

(1)

The share price is determined by taking 50% of the stock price excluding dividends and 50% of the Total Shareholder Return. The Total Shareholder Return is comprised of Monte Carlo Simulations which include volatility, risk-free rate of return, dividend yield, and grant price. Volatility is determined using daily closing stock prices over the period equal to the remaining term of the awards. The risk free rate of return is the Treasury bill rate for the length of time equal to the remaining term of the awards.

48	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The actual number of performance units that may be awarded to each Named Executive Officer for the 2019–2021 performance period may vary, from zero to a maximum of 190% of the 2019 target award, based on the achievement of three performance measures over the performance period as shown in the chart below. The maximum payout of the 2019 performance units (if any) represents the weighted average of each of the performance measures.

	Target Weight	Maximum Payout Relative to Target	Maximum Weighted Result
	(%)	(%)	(%)
Shareholder Return	50	200	100
Adjusted EPS	30	200	60
Operating Objectives	20	150	30
TOTAL			190

The Compensation Committee (i) determines the actual weighted result at the end of the 2019-2021 performance period and (ii) may exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer. The minimum, target, and maximum number of performance units that may be awarded to the Named Executive Officers for the 2019-2021 performance period are shown in the “Grants of Plan-Based Awards Table” on page 61.

“Shareholder Return.” A 50% target weight is assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2019. In the event that the companies in the compensation peer group change during the performance period, the Compensation Committee will use the compensation peer group as constituted on the date the performance unit awards are granted. If a company ceases to be publicly traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate the total shareholder return portion of the performance unit awards. The Compensation Committee believes that total shareholder return is a performance goal that aligns executive compensation with the creation of stockholder value.

	Shareholder Return
	Company Percentile	Performance Relative to Target(1)
	Rating	(%)
Maximum	90th or greater	200
Target	50th	100
Minimum	25th	50
	Below 25th	0

Footnote:

(1)	Interpolated for actual performance relative to minimum, target, and maximum performance.

Consolidated Edison, Inc. Proxy Statement	49

Compensation Discussion and Analysis

“Adjusted EPS.” A 30% target weight is assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below, that was established in the first quarter of 2019. The Compensation Committee believes that Adjusted EPS furthers the achievement of strong, sustained long-term financial performance.

	Three-Year Cumulative Adjusted EPS(1)
	Performance Goal	Performance Relative to Target(2)
	($)	(%)
Maximum	≥ 15.05	200
Target	13.44	100
Minimum	< 11.83	0

Footnotes:

(1)

Adjusted EPS is the Company’s earnings per share based on adjusted earnings, which excludes the impact of certain items from net income determined in accordance with GAAP. Information on how the Company calculates adjusted net income is disclosed in the “Non-GAAP Financial Measure” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)	Interpolated for actual performance between performance relative to minimum, target, and maximum performance.

“Operating Objectives.” A 20% target weight is assigned to the Company’s operating objectives measure, set forth in the table below, that was established in the first quarter of 2019. The Compensation Committee believes that the operating objectives further long-term reliability and foster environmental sustainability.

Operating Objectives (5% weight for each objective below)	Performance Goals(1)
	Minimum	Target	Maximum
Advanced Meter Infrastructure Work Plan Milestones/Tasks	< 6	8	10
Cyber Security Work Plan Milestones/Tasks	< 3	4(2)	5
Gas Main Replacement (Con Edison of New York and Orange & Rockland) Number of Miles Completed	< 297	330	363

Growth in Renewable Portfolio (MW (AC))	< 22	44(3)	≥ 66

Footnotes:

(1)	Payouts for Gas Main Replacement and Growth in Renewable Portfolio are interpolated for actual performance between minimum, target, and maximum performance.

(2)

The Compensation Committee approves the annual work plan. Performance results are based on average achievement over the three-year period. The target approved by the Compensation Committee for 2019 applies to the first year of the three-year performance period for the 2019 performance units, the second year of the three-year performance period for the 2018 performance units, and the third year of the three-year performance period for the 2017 performance units.

(3)

The Compensation Committee approves annual plan levels on a three-year cumulative basis. The target approved by the Compensation Committee for 2019 applies to the first year of the three-year performance period for the 2019 performance units, the second year of the three-year performance period for the 2018 performance units, and the third year of the three-year performance period for the 2017 performance units.

50	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Calculation	of Payout of 2017 Performance Unit Awards

Following the end of the performance period for each outstanding performance unit, the Compensation Committee reviews the Company’s achievement of the performance measures. The Compensation Committee evaluates and approves the Company’s performance relative to target and pays out the performance units in either cash and/or shares of Company Common Stock (as elected by the Named Executive Officer), based on the attainment of the performance measures.

For the 2017-2019 performance period, payouts of the performance units were calculated based on the following non-discretionary formula:

The target award as a percentage of base salary and the target number of performance units awarded to each of the Named Executive Officers in 2017 for the 2017–2019 performance period are shown in the table below.

	2017 Target Award as a Percentage of Base Salary	2017 Target Award
	(%)	(#)
John McAvoy	450	78,300
Robert Hoglund	200	20,500
Timothy P. Cawley(1)	200	11,600
Robert Sanchez(2)	100	4,400
Elizabeth D. Moore	150	13,000

Footnote:

(1)	Mr. Cawley was President and Chief Executive Officer of Orange & Rockland at the time the 2017 performance units were awarded.

(2)	Mr. Sanchez was Senior Vice President of Corporate Shared Services at Con Edison of New York at the time the 2017 performance units were awarded.

“Shareholder Return.” A 50% target weight was assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2017.

		Shareholder Return
	Company Percentile Rating	Payout Relative to Target(1)	Weight
		(%)	(%)
Maximum	90th or greater	200	100
Target	50th	100	50
Minimum	25th	25	25
	Below 25th	0	0
Actual	42nd percentile	76	38

Footnote:

(1)	Interpolated for actual performance between minimum, target, and maximum performance.

Consolidated Edison, Inc. Proxy Statement	51

Compensation Discussion and Analysis

“Adjusted EPS.” A 30% target weight was assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below.

	Three-Year Cumulative Adjusted EPS
	Performance Relative to Target	Performance Goal	Payout Relative to Target(1)	Weight
	(%)	($)	(%)	(%)

Maximum	> 112	> 13.92	200	60

Target	100	12.43	100	30

Minimum	< 88	< 10.94	0	0

Actual	103.2	12.83(2)	127	38.1

Footnotes:

(1)	Interpolated for actual performance between minimum, target, and maximum performance.

(2)	Excludes effects of the Hypothetical Liquidation at Book Value and net mark-to-market accounting of the Clean Energy Businesses.

“Operating Objectives.” A 20% target weight was assigned to the Company’s operating objectives measure, set forth in the table below.

	Performance Goals			Achievement Relative to Target(1)		Payout Relative to Target
Operating Objectives	Minimum	Target	Maximum
2017-2019 (each 5% weight)	(#)	(#)	(#)	(#)	(%)	(%)
Advanced Metering Infrastructure Work Plan Milestones/Tasks
	< 5	7	9	9	150	7.5
Cyber Security(2) Milestones/Tasks
2017	< 3	4	5	5	150	—
2018	< 4	5	6	6	150	—
2019	< 3	4	5	5	150	—
Average	—	—	—	—	150	7.5
Gas Main Replacement (Con Edison of New York and Orange & Rockland) Number of Miles Completed
	< 279	317	≥ 355	328	103.5	5.7
Growth in Renewable Portfolio (MW (AC))(3)
2017	< 110	220	≥ 330	264	—	—
2018	< 125	250	≥ 375	252	—	—
2019	< 22	44	≥ 66	54	—	—
Cumulative	< 257	514	≥ 771	570	110.9	5.5
ACTUAL	—	—	—	—	128.6	26.2

Footnotes:

(1)	Payouts for Gas Main Replacement and Growth in Renewable Portfolio were interpolated for actual performance between minimum, target, and maximum performance.

(2)	The Compensation Committee approved annual work plans in 2017, 2018 and 2019. The performance results are based on the average achievement at the end of the three-year period.

(3)	The Compensation Committee approved annual work plans in 2017, 2018 and 2019. The performance results are based on the cumulative achievement over the three-year period.

52	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The payout of the performance units represents the weighted average of the percentage payout under each of the performance objectives as follows:

	Payout Relative to Target	Target Weight	Weighted Result
	(%)	(%)	(%)
Shareholder Return	76.0	50	38.0
Adjusted EPS	103.2	30	38.1
Operating Objectives	128.6	20	26.2
TOTAL	—	100	102.3

The table below shows, for each Named Executive Officer, the calculation of the payout with respect to the performance units for the 2017-2019 performance period. The Compensation Committee did not exercise negative discretion to adjust the actual performance unit awards to be paid to any Named Executive Officer.

	2017 Target Award (in Units)	Weighted Result	2017 Actual Award Paid in 2020 (in Units)
	(#)	(%)	(#)
John McAvoy	78,300	102.3	80,101
Robert Hoglund	20,500	102.3	20,972
Timothy P. Cawley	11,600	102.3	11,867
Robert Sanchez	4,400	102.3	4,501
Elizabeth D. Moore	12,632(1)	102.3	12,922

Footnotes:

(1)	Elizabeth D. Moore’s performance unit award was pro rated to reflect the period for which she was employed during the vesting period. Ms. Moore retired effective December 31, 2019.

Consolidated Edison, Inc. Proxy Statement	53

Compensation Discussion and Analysis

Compensation Realized

The Company’s executive compensation program is primarily performance based and seeks to align the performance goals with our overall business strategy and objectives. The information shown below supplements the information in the “Summary Compensation Table” on page 59. The Summary Compensation Table includes several items that reflect accounting or actuarial assumptions rather than compensation actually received or realized by the Named Executive Officers for the performance periods that ended on December 31, 2019. For example, the Summary Compensation Table combines pay actually received or earned (base salary and annual cash incentive awards) with the accounting value of equity compensation granted in 2019, which may be realized in the future or not at all. The Summary Compensation Table is also required to include the change in pension values that are based on actuarial assumptions and not compensation realized until retirement.

The realized pay table and the comparison graph for 2019 present elements of pay that John McAvoy and the other Named Executive Officers (as a group) actually received (base salary and all other compensation) plus the gross amounts earned under the annual incentive plan for 2019, and upon the vesting of performance units for the 2017-2019 performance period, as shown in the “Option Exercises and Stock Vested Table” on page 63.

	Year	Base Salary	Annual Cash Incentive	Long-term Stock Incentives Realized	All Other Compensation	Total
	(#)	($)	($)	($)	($)	($)
John McAvoy	2019	1,336,667	1,621,400	7,557,529	76,469	10,592,065
All Other NEOs (as a group)	2019	2,539,183	1,705,600	4,742,219	920,723	9,907,725

Footnote:

(1)	The Summary Comp Table amount includes the change in pension values that are based on actuarial assumptions.

54	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Retirement and Other Benefits

The Company provides employees with a range of retirement and welfare benefits that reflect the competitive practices of the utility industry. These benefits assist the Company in attracting, retaining and motivating employees critical to its long-term success. Named Executive Officers are eligible for benefits under the following Company plans:

◾

tax-qualified defined benefit pension plan and its related non-qualified supplemental retirement income plan (collectively, the “defined benefit pension plans”) (closed to new and rehired management employees as of December 31, 2016);

◾	tax-qualified defined contribution pension plan and its related non-qualified defined contribution supplemental pension plan (collectively, the “defined contribution pension plans”);

◾	tax-qualified savings plan and its related non-qualified deferred income plan (collectively, the “savings plans”);

◾	stock purchase plan; and

◾	health and welfare plans.

Pension Plans

The Company maintains a tax-qualified defined benefit pension plan that covers substantially all of the Company’s employees, including the Named Executive Officers, hired before 2017. All management employees, including Named Executive Officers, whose benefits under the pension plan are limited by the Internal Revenue Code, are eligible to participate in a non-qualified supplemental retirement income plan. The estimated pension benefits payable to the Named Executive Officers (determined on a present value basis) under the pension plans are described in the “Defined Benefit Pension Table” and the narrative to the “Defined Benefit Pension Table” on pages 64 to 65.

As required by Securities and Exchange Commission rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on page 59 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the defined benefit pension plans.

The change in the actuarial present value of an accumulated pension benefit is subject to many external variables, including fluctuations in interest rates and changes in actuarial assumptions, and does not represent actual compensation paid to the Named Executive Officers in 2019. Instead, the amounts represent changes in the estimated pension benefits payable to the Named Executive Officers based on the year-over-year difference between the amounts required to be disclosed in the “Defined Benefit Pension Table” on page 65 as of December 31, 2019 and the amounts reported in the “Pension Benefits Table” in the 2019 proxy statement on page 56 as of December 31, 2018.

The change in the actuarial present value of John McAvoy’s accumulated pension benefit in 2019 was $6,399,303, which was primarily due to the increase in base pay and credit for an additional year of service (due to another year of employment), partially offset by changes in the actuarial assumptions used for the Company’s financial statements, including a decrease in the assumed discount rate from 4.25% to 3.35%.

The Company also maintains, effective as of January 1, 2017, a defined contribution pension formula within the tax qualified savings plan that, following the closure of the pension plan to new management participants, covers all new and rehired management employees of the Company. Effective January 1, 2019, the Company established a supplemental defined contribution pension formula which covers management employees. All Company contributions allocated to the Named Executive Officers under the defined contribution pension formula supplemental defined contribution plan are included in the “All Other Compensation” column of the “Summary Compensation Table” on page 59.

Consolidated Edison, Inc. Proxy Statement	55

Compensation Discussion and Analysis

Savings Plans

The Company maintains a tax-qualified savings plan that covers substantially all of the Company’s employees, including the Named Executive Officers. All management employees, including the Named Executive Officers, whose benefits under the savings plan are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. The Internal Revenue Code compensation limit for 2019 was $280,000. Named Executive Officers may elect to defer a portion of their salary into the deferred income plan. The deferred income plan is described in the narrative to the “Non-Qualified Deferred Compensation Table” on page 66. All Company contributions allocated to the Named Executive Officers under the savings plan and credited under the deferred income plan are included in the “All Other Compensation” column of the “Summary Compensation Table” on page 59.

Stock Purchase Plan

The stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The stock purchase plan is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Health and Welfare Plans

Active employee benefits, such as medical, prescription drug, dental, vision, life insurance, and disability coverage, are available to substantially all employees, including the Named Executive Officers, through the Company’s health and welfare benefits plans. Employees contribute toward the cost of the health plans by paying a portion of the premium costs on a pre-tax basis. Employees may purchase additional life insurance and disability coverage on an after-tax basis. Officers, including the Named Executive Officers, may purchase supplemental health benefits on an after-tax basis. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.

Perquisites and Personal Benefits

The Company provides certain officers, including the Named Executive Officers, with limited perquisites that are competitive with industry practices. The Compensation Committee reviews the level of perquisites and personal benefits annually. The Company provides the following perquisites, the costs of which, if used by a Named Executive Officer in 2019, are set forth in the “All Other Compensation” column of the “Summary Compensation Table” on page 59:

◾	supplemental health insurance;

◾	reimbursement for reasonable costs of financial planning; and

◾	a company vehicle and, in the case of the Chief Executive Officer, a company vehicle and driver.

Severance and Change of Control Benefits

The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term stockholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change of control was chosen to be broadly consistent with prevailing competitive practices.

Officers of the Company, including the Named Executive Officers, are provided benefits under the officers’ severance program. The severance benefits payable to each Named Executive Officer are described in footnotes (2) and (3) to the “Potential Payments Upon Termination of Employment or Change of Control” table on page 68. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are set forth in the “Potential Payments Upon Termination of Employment or Change of Control” table beginning on page 68.

56	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Risk Mitigation

Stock Ownership Guidelines

The Company has stock ownership guidelines for senior officers, including the Named Executive Officers. For 2019, the stock ownership guidelines for the Company’s Named Executive Officers were as follows:

Multiple of Base Salary
John McAvoy	3 ×
Robert Hoglund	2 ×
Timothy P. Cawley	2 ×
Robert Sanchez	2 ×
Elizabeth D. Moore	1 ×

Officers of the Company subject to the guidelines have five years from January 1st after their appointment to one of the covered titles or promotion to a position with a higher ownership requirement to meet the guideline. In January 2020, it was determined that, as of December 31, 2019, the Named Executive Officers either met their ownership guideline or are making reasonable progress toward their guideline.

For purposes of the guidelines:

◾

“Stock ownership” includes the value of the officers’ individually-owned shares, the value of vested restricted shares and performance-based restricted shares, and shares held under the Company’s benefit plans. Equity-based incentive compensation held by the Company’s officers is based 100% on performance. Restricted stock and restricted stock units do not vest until after the end of the performance period and performance is determined by the Compensation Committee.

◾	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.

◾	While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options and no stock options have been granted by the Company since 2006.

◾

The officers covered by the guidelines are expected to retain for at least one year a minimum of 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to vested restricted stock and restricted stock unit grants until their holdings of common stock equal or exceed their applicable ownership guidelines.

◾	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.

No Hedging and No Pledging

To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy prohibit all directors and the Named Executive Officers, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. All officers, finance department employees, employees who receive or review drafts of the Company’s financial statements, employees who work in the Corporate Secretary’s office, and any other employee specifically designated by the General Counsel are also covered by the Insider Trading Policy’s prohibition on hedging and pledging.

Recoupment (Clawback) Policy

In 2010, the Company adopted a Recoupment Policy (commonly referred to as a “clawback policy”). The Recoupment Policy allows the Company to recoup excess incentive-based compensation received by any current or former officer during the three-year period preceding the date on which the Company’s Audit Committee determines that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Recoupment Policy applies to the long-term incentive-based compensation awards under the Company’s long term incentive plan, and the incentive-based compensation payments made under the Company’s annual incentive plan.

Consolidated Edison, Inc. Proxy Statement	57

Compensation Discussion and Analysis

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code generally precludes a public corporation from taking an income tax deduction for compensation in excess of $1 million payable in any fiscal year to the corporation’s chief executive officer and other “covered employees,” as defined in Section 162(m). Prior to January 1, 2018, an exception to this deduction limit was available for “performance-based” compensation that was approved by stockholders and otherwise satisfied certain other requirements under Section 162(m). As a result of recent tax legislation, the performance-based compensation exception is no longer available to public corporations for taxable years beginning after December 31, 2017, other than pursuant to certain “grandfathered” compensation arrangements that were in effect on November 2, 2017. While our executive compensation program has sought to maximize the tax deductibility of compensation payable to the Named Executive Officers to the extent permitted by law, the Compensation Committee continues to retain flexibility to make compensation decisions that are driven by market competiveness and based on the other factors discussed in this Compensation Discussion and Analysis when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable the Company to continue to attract, retain, reward and motivate its highly-qualified executives.

58	Consolidated Edison, Inc. Proxy Statement

Summary Compensation Table

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation for the Named Executive Officers for the fiscal years ended December 31, 2019, 2018, and 2017. Information for Robert Sanchez for fiscal year ended December 31, 2017 is not provided because he was not a Named Executive Officer in that year.

Name & Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Securities and Exchange Commission Total(5)	Securities and Exchange Commission Total Without Change in Pension Value(6)
	(#)	($)	($)	($)	($)	($)	($)	($)	($)
John McAvoy	2019	1,336,667	—	5,912,304	1,621,400	6,398,445	76,469	15,345,285	8,946,840
Chairman,	2018	1,296,667	—	4,968,812	1,675,400	1,750,204	74,775	9,765,858	8,015,654
President and Chief Executive Officer	2017	1,257,083	—	5,507,622	1,864,800	7,346,614	71,792	16,047,911	8,701,297
Robert Hoglund	2019	788,083	—	1,464,760	382,400	75,101	808,645	3,518,989	3,443,888
Senior Vice	2018	765,142	—	1,235,340	395,400	(110,367)	171,838	2,457,353	2,567,720
President and Chief Financial Officer	2017	742,892	—	1,441,970	440,900	277,846	60,418	2,964,026	2,686,180
Timothy P. Cawley	2019	628,867	—	1,464,760	491,700	4,381,349	40,905	7,007,581	2,626,232
President, Con	2018	611,000	—	1,242,203	494,500	307,835	37,951	2,693,489	2,385,654
Edison of New York	2017	420,975	—	815,944	449,700	1,296,529	30,984	3,014,132	1,717,603
Robert Sanchez	2019	457,850	—	838,908	509,200	1,787,377	19,624	3,612,959	1,825,582
President and Chief	2018	437,883	—	713,752	420,000	378,160	19,647	1,969,442	1,591,282
Executive Officer, Orange & Rockland
Elizabeth D. Moore(7)	2019	664,383	—	925,462	322,300	140,277	51,550	2,103,972	1,963,695
Senior Vice President and General Counsel	2018	645,033	—	782,382	333,300	128,971	54,977	1,944,663	1,815,692
	2017	626,275	—	914,420	371,700	144,744	52,623	2,109,762	1,965,018

Footnotes:

(1)

Dividends are not paid and do not accrue on awards during the vesting period. Amounts shown do not reflect the payment or accrual of dividends during the vesting period for any portion of the awards and otherwise reflect the assumptions used for the Company’s financial statements. (See Note M to the financial statements in the Company’s Annual Report on Form 10-K.) Actual value to be realized, if any, on awards by the Named Executive Officers will depend on the satisfaction of certain pre-established objectives, the performance of Company Common Stock, and the Named Executive Officer’s continued service. The awards granted for fiscal year 2019 are set forth on the “Grants of Plan-Based Awards Table” on page 61. Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2019–2021 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $11,233,378; Mr. Hoglund $2,783,044; Mr. Cawley $2,783,044; Mr. Sanchez $1,593,925; and Ms. Moore $1,758,378. The amount shown for Ms. Moore reflect the full amount of her performance unit awards; however, the future payout of her performance unit awards will be pro rated in accordance with the terms of the long term incentive plan to reflect the portion of the period for which she was employed. Ms. Moore retired effective December 31, 2019.

(2)	The amounts paid were awarded under the annual incentive plan.

(3)

Amounts do not represent actual compensation paid to the Named Executive Officers. Instead, the amounts represent the aggregate change in the actuarial present value for Messrs. McAvoy, Cawley, and Sanchez, and the change in account balance for Mr. Hoglund and Ms. Moore of the accumulated pension benefit based on the difference between the amounts required to be disclosed in the “Pension Benefits Table” for the year indicated and the amounts reported or that would have been reported in the “Pension Benefits Table” for the previous year.

Consolidated Edison, Inc. Proxy Statement	59

Summary Compensation Table

(4)	For 2019, the amount reported in the “All Other Compensation” column for each Named Executive Officers is as follows:

	John McAvoy	Robert Hoglund	Timothy P. Cawley	Robert Sanchez	Elizabeth D. Moore
	($)	($)	($)	($)	($)
Personal use of Company provided vehicle	10,559	3,594	7,356	6,732	1,946
Driver costs	4,161	—	—	—	—
Financial planning	18,500	11,800	11,800	—	11,800
Supplemental health insurance	3,449	3,449	3,449	—	1,686
Company matching contributions:
Qualified savings plan	8,100	16,800	7,834	7,556	13,055
Non-qualified deferred income plan	31,700	30,485	10,466	5,336	23,063
Company non-elective contributions
Qualified defined contribution pension formula	—	23,725	—	—	—
Non-qualified defined contribution pension formula	—	718,792	—	—	—
Total	76,469	808,645	40,905	19,624	51,550

The value of the items in the table are based on the aggregate incremental cost, which except for the Company provided vehicle, is the actual cost to the Company. The cost of the Company provided vehicle was determined based on the personal use of the vehicle as a percentage of total usage compared to the lease value of the vehicle. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.

(5)

As per the applicable Securities and Exchange Commission (SEC) rules, represents, for each Named Executive Officer, the total of amounts shown for the Named Executive Officer in all other columns of the table.

(6)

To show the effect that the year-over-year change in pension value had on total compensation, this column is included to show total compensation minus the change in pension value. The amounts reported in the “Securities and Exchange Commission Total Without Change in Pension Value” column may differ substantially from the amounts reported in the “Securities and Exchange Commission Total” column required under SEC rules and are not a substitute for total compensation. The “Securities and Exchange Commission Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column. See “Compensation Discussion and Analysis—Retirement and Other Benefits—Pension Plans” on page 55.

(7)	Ms. Moore retired effective December 31, 2019.

60	Consolidated Edison, Inc. Proxy Statement

Grants of Plan-Based Awards Table

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2019.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock Awards(3) ($)
Name & Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John McAvoy Chairman, President and Chief Executive Officer	2/20/2019	209,375	1,675,000	3,266,250	2,220	88,800	168,720	5,912,304
Robert Hoglund Senior Vice President and Chief Financial Officer	2/20/2019	49,375	395,000	770,250	550	22,000	41,800	1,464,760
Timothy P. Cawley President, Con Edison of New York	2/20/2019	63,038	504,300	983,385	550	22,000	41,800	1,464,760
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	2/20/2019	45,963	367,700	735,400	315	12,600	23,940	838,908
Elizabeth D. Moore(4) Senior Vice President and General Counsel	2/20/2019	41,625	333,000	649,350	348	13,900	26,410	925,462

Footnotes:

(1)

Represents annual cash incentive award opportunity awarded under the Company’s annual incentive plan. (See “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation” beginning on page 41.)

(2)

Represents grants of performance units for the 2019–2021 performance period granted under the Company’s long term incentive plan. (See “Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation” beginning on page 48.) Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2019–2021 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $11,233,378; Mr. Hoglund $2,783,044; Mr. Cawley $2,783,044; Mr. Sanchez $1,593,925; and Ms. Moore $1,758,378. The amounts shown for Ms. Moore reflect the full amount of her performance unit award; however, in accordance with the terms of the long term incentive plan, the future payout of her performance unit award will be pro rated based on the actual period of service from the grant date to the date of her retirement (December 31, 2019). Had the amounts shown for Ms. Moore’s performance unit award been pro rated, her Threshold, Target and Maximum would have been 116, 4,629 and 8,795, respectively; the grant date fair value would have been $308,199; and the maximum potential value would have been $585,571.

(3)

The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance units for the 2019-2021 performance period. (See footnote (1) to the “Summary Compensation Table” on page 59.)

(4)	Ms. Moore retired effective December 31, 2019.

Consolidated Edison, Inc. Proxy Statement	61

Outstanding Equity Awards Table

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2019.

	STOCK AWARDS(1)
	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested	Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested
Name & Principal Position	(#)	($)
John McAvoy	72,400(2)	6,550,028
Chairman, President and Chief Executive Officer	88,800(3)	8,033,736
Robert Hoglund	18,000(2)	1,628,460
Senior Vice President and Chief Financial Officer	22,000(3)	1,990,340
Timothy P. Cawley	18,100(2)	1,637,507
President, Con Edison of New York	22,000(3)	1,990,340
Robert Sanchez	10,400(2)	940,888
President and Chief Executive Officer, Orange & Rockland	12,600(3)	1,139,922
Elizabeth D. Moore(4)	11,400(2)(5)	1,031,358
Senior Vice President and General Counsel	13,900(3)(5)	1,257,533

Footnotes:

(1)	Value of unvested performance-based equity awards using the closing price of $90.47 for a share of Company Common Stock on December 31, 2019.

(2)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2020 based on satisfaction of performance goals for the 2018-2020 performance cycle.

(3)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2021 based on satisfaction of performance goals for the 2019-2021 performance cycle.

(4)	Ms. Moore retired effective December 31, 2019.

(5)

The amounts shown for Ms. Moore reflect the full amount of her performance unit awards; however, in accordance with the terms of the long term incentive plan, the future payout of her performance unit awards will be pro rated based on the actual period of service from the grant date to the date of her retirement (December 31, 2019). Had the amounts shown for Ms. Moore’s performance unit awards been pro rated, performance units and value on December 31, 2019 for the 2018-2020 and the 2019-2021 performance cycles would have been 7,593 and 4,629 units; and valued at $686,939 and $418,786, respectively.

62	Consolidated Edison, Inc. Proxy Statement

Option Exercises and Stock Vested Table

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information with respect to all stock awards vested in 2019 for the Named Executive Officers.

	STOCK AWARDS(1)
	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name & Principal Position	(#)	($)
John McAvoy Chairman, President and Chief Executive Officer	80,101	7,557,529
Robert Hoglund Senior Vice President and Chief Financial Officer	20,972	1,978,708
Timothy P. Cawley President, Con Edison of New York	11,867	1,119,651
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	4,501	424,669
Elizabeth D. Moore(2) Senior Vice President and General Counsel	12,922	1,219,191

Footnote:

(1)

Represents the vesting of each Named Executive Officer’s performance unit award for the 2017–2019 performance period, valued at $94.35, the closing price of Company Common Stock on February 18, 2020. Actual value realized by each Named Executive Officer will depend on each individual’s payout election under the Company’s long term incentive plan. Ms. Moore’s stock award was pro rated based on the actual period of service from the grant date to the date of her retirement (December 31, 2019), in accordance with the terms of the long term incentive plan.

(2)	Ms. Moore retired effective December 31, 2019.

Consolidated Edison, Inc. Proxy Statement	63

Pension Benefits

PENSION BENEFITS

Pension Plan Benefits

The tax-qualified defined benefit pension plan covers substantially all of the Company’s employees, including the Named Executive Officers, hired before 2017. The defined benefit pension plan was closed to new management and rehired management employees as of December 31, 2016. The supplemental retirement income plan provides certain highly compensated employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, with that portion of their defined benefit pension benefit that represents the difference between: (i) the amount they would have received under the defined benefit pension plan absent Internal Revenue Code limitations; and (ii) the amount actually paid from the defined benefit pension plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.

For management employees who participate in the defined benefit pension plan and who were hired before January 1, 2001, including Messrs. McAvoy, Cawley, and Sanchez, pension benefits are based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security Wage Base ($132,900 for 2019) in the year of retirement; and (iii) the participant’s length of service. For purposes of the supplemental retirement income plan’s final average salary formula, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans paid for that year. Participants in the retirement plan’s final average salary formula whose age and years of service equal 75, including Messrs. McAvoy, Cawley, and Sanchez, are entitled to an immediate or deferred lifetime annuity or a lump sum. Employees receiving retirement benefits under the final average salary formula are eligible to receive subsidized retiree medical benefits upon retirement.

For management employees who participate in the defined benefit pension plan and who were hired on or after January 1, 2001, including Mr. Hoglund and Ms. Moore, pension benefits are based on a cash balance formula that is expressed as a hypothetical account balance. Under the defined benefit pension plan’s cash balance formula, the Company provides each participant with two allocations: (i) an allocation based on the participant’s annual compensation (a compensation credit) and (ii) an allocation based on an interest percentage (an interest credit). The compensation credit percent, which can range from 4% to 7% depending on the participant’s age and years of service, is applied to the participant’s compensation during the quarter. In addition, a participant whose compensation exceeds the Social Security Wage Base ($132,900 for 2019) will receive a 4% credit on the amount of his or her compensation that exceeds the Social Security Wage Base. Cash balance accounts receive a quarterly interest credit at a rate equal to one-quarter (1/4) of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of 3% and a maximum annual rate of 9%. The following table shows how the compensation credit is calculated for Ms. Moore:

Age Plus Years of Service	Crediting Rate on Compensation	Plus	Crediting Rate on Compensation Above Social Security Wage Base
	(%)	+	(%)
Over 64(1)	7		4

Footnotes:

(1)	Applicable for Ms. Moore under the cash balance formula in the pension plan.

64	Consolidated Edison, Inc. Proxy Statement

Pension Benefits

Benefit distributions are made in the form of an immediate or deferred lifetime annuity, although participants may also elect a lump sum payment.

Management employees hired or rehired on or after January 1, 2017, participate in the defined contribution pension formula within the savings plan. Until June 30, 2021, management employees hired between January 1, 2001 and December 31, 2016 can make an election to earn future retirement benefits under the defined contribution pension formula savings plan rather than the defined benefit pension plan. Effective January 1, 2018, after 14 years of credited service under the retirement plan, Mr. Hoglund made this election and his first contribution took effect on April 1, 2018. The Company continues to provide Mr. Hoglund’s cash balance account in the defined benefit pension plan with interest credits attributable to his account balance prior to January 1, 2018. The defined contribution pension formula in the savings plan provides the same level of Company compensation credits for a participant as the cash balance formula in the defined benefit pension plan. However, under the defined contribution pension formula in the savings plan, participating employees make their own investment elections and are responsible for their own investment results.

Defined Benefit Pension Table

The following table shows certain pension benefits information for each Named Executive Officer as of December 31, 2019.

		Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments during Last Fiscal Year
Name & Principal Position	Plan Name	(#)	($)	($)
John McAvoy Chairman, President and Chief Executive Officer	Retirement Plan Supplemental Retirement Income Plan	40 40	2,865,300 29,312,391	0 0
Robert Hoglund Senior Vice President and Chief Financial Officer	Retirement Plan Supplemental Retirement Income Plan	14 19 (2)	363,945 1,937,361	0 0
Timothy P. Cawley President, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	33 33	2,130,694 5,479,278	0 0
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Retirement Plan Supplemental Retirement Income Plan	30 30	2,087,759 3,235,593	0 0
Elizabeth D. Moore(3) Senior Vice President and General Counsel	Retirement Plan Supplemental Retirement Income Plan	11 11	287,022 893,694	0 0

Footnotes:

(1)

Amounts were calculated as of December 31, 2019, using the assumptions that were used for the Company’s financial statements. (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for material assumptions.)

(2)

As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide him with an additional ten years of service to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service vested on April 1, 2014 after he completed ten years of continuous employment and were credited to the supplemental retirement income plan. The remaining five years vested on April 1, 2019 after he completed 15 years of continuous service and were credited to the supplemental defined contribution pension formula.

(3)	Ms. Moore retired effective December 31, 2019.

Consolidated Edison, Inc. Proxy Statement	65

Non-Qualified Deferred Compensation

NON-QUALIFIED DEFERRED COMPENSATION

Deferred Income Plan

All management employees, including the Named Executive Officers, whose benefits under the tax-qualified savings plan, described on page 56, are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. (The Internal Revenue Code limit for 2019 was $280,000.) The deferred income plan permits participating employees, including the Named Executive Officers, to defer on a before-tax basis: (i) up to 50% of their base salary; (ii) all or a portion of their annual incentive award; and (iii) the cash value of any restricted stock unit awards. Under the deferred income plan, the Company credits participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the tax-qualified savings plan because of Internal Revenue Code limitations. Participants whose benefits under the defined contribution pension formula in the savings plan for 2018 were subject to the compensation limits in the Internal Revenue Code, were also eligible to participate in the deferred income plan.

Earnings on amounts contributed under the deferred income plan reflect investment in accordance with participating employees’ investment elections. Deferrals and any earnings thereon are always 100% vested. Company non-elective contributions vest 100% three years after a participating employee’s date of hire.

There were no above-market or preferential earnings with respect to the deferred income plan. Individuals participating in the deferred income plan may elect to receive the performance of institutionally managed funds. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the deferred income plan are paid out of the Company’s general assets.

Savings Plan

Employees who participate in the savings plan, including the Named Executive Officers, may contribute up to 50% of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. For Messrs. McAvoy, Cawley, and Sanchez, whose pension benefit is based on the final average salary formula in the defined benefit pension plan, the Company matches 50% for each dollar contributed by participating employees on the first 6% of their regular earnings. For Ms. Moore, whose pension benefits are determined using the retirement plan’s cash balance formula, or for Mr. Hoglund, who participates in the defined contribution pension formula in the savings plan, the Company matches 100% for each dollar contributed by such participating employees on the first 4% of their regular earnings plus an additional 50% for each dollar contributed on the next 4% of their regular earnings.

Under the defined contribution pension formula in the savings plan, the Company makes non-elective employer contributions for a participant at the same level as it would under the cash balance formula in the defined benefit pension plan. Effective January 1, 2018, Robert Hoglund made an election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of the cash balance formula under the defined benefit pension plan. Effective January 1, 2019, management employees who participate in the defined contribution pension formula and are subject to Internal Revenue Code limits, are eligible to participate in the supplemental defined contribution pension formula. The cash balance formula and the defined contribution pension formula are both described in the narrative to the “Defined Benefit Pension Table” on pages 64 and 65.

Amounts deferred under the savings plan and the deferred income plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” on page 59. Company matching contributions and non-elective contributions under the defined contribution pension formula in the deferred income plan allocated to the Named Executive Officers under the savings plan and the deferred income plan are shown in the “All Other Compensation” column of the “Summary Compensation Table” on page 59. Amounts realized upon vesting of stock awards that were deferred into the deferred income plan, if any, are shown on the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 63.

66	Consolidated Edison, Inc. Proxy Statement

Non-Qualified Deferred Compensation

Non-Qualified Deferred Compensation Table

The following table sets forth certain information with respect to non-qualified deferred compensation for each Named Executive Officer as of December 31, 2019.

	Plan Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings/ (Losses) in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Name & Principal Position		($)	($)	($)	($)	($)
John McAvoy Chairman, President and Chief Executive Officer	Deferred Income Plan	63,400	31,700	303,928	0	3,645,425
Robert Hoglund Senior Vice President and Chief Financial Officer	Deferred Income Plan Supplemental Defined Contribution Pension Plan	238,347 0	30,485 718,792	553,735 65,688	0 0	2,476,072 784,480
Timothy P. Cawley President, Con Edison of New York	Deferred Income Plan	20,932	10,466	310,022	0	1,464,538
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Deferred Income Plan	10,671	5,336	25,394	0	113,098
Elizabeth D. Moore(5) Senior Vice President and General Counsel	Deferred Income Plan	197,401	23,063	453,206	0	2,439,674

Footnotes:

(1)

Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the “Summary Compensation Table” on page 59; (ii) the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 63; or (iii) the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” of the Company’s proxy statements for its 2019 and 2020 annual meetings of stockholders, as applicable.

(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the “Summary Compensation Table” on page 59.

(3)

Represents earnings or losses on accounts for fiscal year 2019. No amounts set forth under “Aggregate Earnings/(Losses) in Last FY” column have been reported in the “Summary Compensation Table” on page 59, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.

(4)	Aggregate account balances in the non-qualified deferred compensation plans as of December 31, 2019:

	John McAvoy	Robert Hoglund	Timothy P. Cawley	Robert Sanchez	Elizabeth D. Moore
Deferred Income Plan	($)	($)	($)	($)	($)
Executive contributions	2,992,222	1,186,273	1,140,899	69,804	1,522,895
Company matching contributions	184,296	271,036	40,233	12,105	169,570
Company non-elective contributions	—	89,089	—	—	—
Earnings	468,907	929,674	283,406	31,189	747,209
Total	3,645,425	2,476,072	1,464,538	113,098	2,439,674

Supplemental Defined Contribution Pension Plan
Company non-elective contributions	0	718,792	0	0	0
Earnings	0	65,688	0	0	0
Total	0	784,480	0	0	0

(5)	Ms. Moore retired effective December 31, 2019.

Consolidated Edison, Inc. Proxy Statement	67

Potential Payments Upon Termination of Employment or Change of Control

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The Severance Program for Officers of the Company and its subsidiaries (the “Severance Program”) provides compensation to officers, including the Named Executive Officers, in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is listed in the table. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time that they become eligible for payment. The table reflects the amount that could be payable under the Severance Program assuming such termination occurred at December 31, 2019. The price per share of Company Common Stock on December 31, 2019 was $90.47 per share.

Name & Principal Position	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement		Termination without Cause(2)		Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)		Death or Disability
		($)	($)		($)		($)	($)		($)
John McAvoy	Severance	0	0		4,690,000		0	7,705,000		0
Chairman, President and Chief Executive Officer	Long-term plan incentives(4)	0	14,583,764	(5)	14,583,764	(5)	0	14,583,764	(5)	14,583,764	(5)
	Benefits and Perquisites	0	0		281,551		0	538,101		1,340,000
	Total(6)	0	14,583,764		19,555,315		0	22,826,865		15,923,764
Robert Hoglund	Severance	0	0		1,580,000		0	2,765,000		0
Senior Vice President and Chief Financial Officer	Long-term plan incentives(4)	0	3,618,800	(5)	3,618,800	(5)	0	3,618,800	(5)	3,618,800	(5)
	Benefits and Perquisites	0	0		1,219,644		0	2,414,288		790,000
	Total(6)	0	3,618,800		6,418,444		0	8,798,088		4,408,800
Timothy P. Cawley	Severance	0	0		1,639,000		0	2,773,700		0
President, Con Edison of New York	Long-term plan incentives(4)	0	3,627,847	(5)	3,627,847	(5)	0	3,627,847	(5)	3,627,847	(5)
	Benefits and Perquisites	0	0		808,035		0	1,591,070		630,400
	Total(6)	0	3,627,847		6,074,882		0	7,992,617		4,258,247
Robert Sanchez	Severance	0	0		1,195,000		0	2,022,300		0
President and Chief Executive	Long-term plan incentives(4)	0	2,080,810	(5)	2,080,810	(5)	0	2,080,810	(5)	2,080,810	(5)
Officer, Orange & Rockland	Benefits and Perquisites	0	0		707,940		0	1,390,880		459,600
	Total(6)	0	2,080,810		3,983,750		0	5,493,990		2,540,410

Footnotes:

(1)

Assumes the compensation of Messrs. McAvoy, Hoglund, Cawley, and Sanchez for 2019 is as follows: (i) Mr. McAvoy’s base salary equal to $1,340,000 and a target annual bonus equal to 125% of base salary; (ii) Mr. Hoglund’s base salary equal to $790,000 and a target annual bonus equal to 50% of base salary; (iii) Mr. Cawley’s base salary equal to $630,400 and a target annual bonus equal to 80% of base salary; and (iv) Mr. Sanchez’s base salary equal to $459,600 and a target annual bonus equal to 80% of base salary. Benefits and perquisites include incremental non-qualified retirement plan amounts (supplemental retirement income plan), health care cost coverage, death benefit proceeds (deferred income plan), and outplacement costs. For disclosure of the benefits payable to each Named Executive Officer upon termination of employment under the Company’s: (i) qualified and non-qualified retirement plans, see the “Defined Benefit Pension Table” and related footnotes on page 65; and (ii) non-qualified deferred compensation plan (deferred income plan), see the “Non-Qualified Deferred Compensation Table” and related footnotes on page 67.

(2)

As per the Severance Program, the Named Executive Officer’s severance benefit pursuant to a termination without “Cause” (before a Change of Control or “CIC”) is equal to: (i) a lump sum equal to any unpaid base salary and annual target bonus prorated through the termination date and any accrued vacation pay; (ii) a lump sum equal to the net present value of one additional year of service credit under the Company’s retirement plans (assuming compensation at Named Executive Officer’s then annual rate of base salary and target annual bonus); (iii) a lump sum equal to 1x the sum of the Named Executive Officer’s then base salary and target annual bonus; (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits, and (v) one year of outplacement costs.

(3)

As per the Severance Program, the Named Executive Officer’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote (2) except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.

(4)

Potential payments under the long term incentive plan require the occurrence of a (i) CIC and (ii) qualifying termination of employment (a “CIC Separation from Service”) unless the Compensation Committee determines otherwise.

(5)	For disclosure purposes, the Compensation Committee is assumed to have taken action pursuant to the long term incentive plan to fully accelerate the vesting of target performance unit awards.

(6)

The total amounts are in addition to: (i) vested or accumulated benefits under the Company’s defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the compensation disclosure tables; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to all management employees, such as accrued vacation.

68	Consolidated Edison, Inc. Proxy Statement

Potential Payments Upon Termination of Employment or Change of Control

A description of the assumptions that were used in creating the table for the Named Executive Officers is as follows:

Equity Acceleration

Separation from Service

With respect to unvested performance-based equity awards under the long term incentive plan, in the event of a Termination, Retirement, death or Disability, the Compensation Committee has discretion to determine the terms of the awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided by the Compensation Committee, in the event of a Retirement, death or Disability, performance-based equity awards vest prorata through the date of the event.

For the purposes of the long term incentive plan: (i) “Termination” means a resignation or discharge from employment, except death, Disability or Retirement; (ii) “Retirement” means resignation on or after age 55 with at least five years of service; and (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training or experience because of a sickness or injury for which the person is under doctor’s care.

Change in Control

As per the long term incentive plan, in the event of a CIC Separation from Service, unvested performance-based equity awards vest pro-rata, assuming targeted performance was achieved.

For purposes of the long term incentive plan, “Change in Control” has the same meaning as “Change of Control” under the Severance Program.

For purposes of the long term incentive plan, a “CIC Separation from Service” means a termination without Cause or due to a resignation for Good Reason that occurs on or before the second anniversary following the occurrence of a Change in Control.

“Cause” means the conviction of the Named Executive Officer of a felony or the entering by the Named Executive Officer of a plea of nolo contendere to a felony, in either case having a significant adverse effect on the business and affairs of the Company.

“Good Reason” occurs if the Named Executive Officer resigns for any of the following reasons: (i) any material decrease in base compensation; (ii) any material breach by the Company of any material provisions of the long term incentive plan; (iii) a requirement by the Company for the Named Executive Officer to be based at any office or location more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties or responsibilities.

Incremental Retirement Amounts

As per the Severance Program, the amounts relating to the incremental retirement amounts in the table are based on the net present value of one additional year of service credit under the Company’s retirement plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change in Control) assuming compensation at the Named Executive Officer’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2019.

The assumptions for Messrs. McAvoy, Cawley, and Sanchez, include interest rates of 2.13% for the first five years, 3.07% for the next 15 years, and 3.65% thereafter (adjusted to 0.52%, 1.45% and 2.02%, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2019 (50% male/50% female blend).

The assumptions for Mr. Hoglund’s retirement amount are in accordance with the defined contribution pension formula within the savings plan and reflect only additional compensation credits. All amounts payable pursuant to an incremental non-qualified retirement plan are assumed to be paid as a lump sum.

Consolidated Edison, Inc. Proxy Statement	69

Potential Payments Upon Termination of Employment or Change of Control

Termination Without Cause or a Resignation for Good Reason

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change of Control). A termination is for Cause if it is for any of the following reasons: (i) willful and continued failure to substantially perform his or her duties; (ii) a conviction of a felony or entering a plea of nolo contendere to a felony that has a significant adverse effect on the business of the Company; or (iii) a willful engaging in illegal conduct or in gross misconduct materially and demonstrably injurious to the Company.

As per the Severance Program, a resignation for Good Reason occurs if the Named Executive Officer resigns for any of the following reasons on or following a Change of Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees); (ii) any material breach by the Company of any material provisions of the Severance Program; (iii) a requirement by the Company for the Named Executive Officer to be based more than 50 miles from the location the Named Executive Officer is employed prior to the Change of Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties or responsibilities.

Payments Upon Termination of Employment in Connection with a Change of Control

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if his or her termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change of Control.

Section 280G Reduction

As per the Severance Program, in the event a Named Executive Officer receives any payment or distribution from the Company in connection with a Change of Control, he or she may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. If any such payment or distribution subjects the Named Executive Officer to such taxes and the Named Executive Officer would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Named Executive Officer pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section  4999 of the Internal Revenue Code.

Death Benefit

As per the Company’s Deferred Income Plan, participating officers, including the Named Executive Officers, are entitled to a death benefit equal to their individual base salary. The benefits are payable in a lump sum.

Payment Upon Retirement for Elizabeth D. Moore

Elizabeth D. Moore retired effective December 31, 2019. Ms. Moore retains her performance unit awards for the 2018-2020 and the 2019-2021 performance cycles. Payment of the performance units will be based on the attainment of the relevant performance goals and will be pro rated based on her actual service from the grant date to the date of her retirement, December 31, 2019. No other payments were made to Ms. Moore in connection with her retirement. See “Outstanding Equity Awards Table” on page 62.

70	Consolidated Edison, Inc. Proxy Statement

Compensation Committee Report and Compensation Risk Management

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for 2019 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and this Proxy Statement.

Management Development and Compensation Committee:

George Campbell, Jr. (Chair)

John F. Killian

William J. Mulrow

Michael W. Ranger

Deirdre Stanley

L. Frederick Sutherland

COMPENSATION RISK MANAGEMENT

In 2019, the Compensation Committee asked Mercer to undertake a risk assessment of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, would reasonably be expected to have a material adverse effect on the Company’s risk management and create incentives that could lead to excessive or inappropriate risk taking by employees. The Compensation Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Compensation Committee and management concur, the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.

Among the relevant features of the Company’s compensation programs that mitigate risk are:

◾	a recoupment policy applicable to all Company officers with respect to incentive-based compensation;

◾

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

◾	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

◾	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

◾	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

◾	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year;

◾	annual and long-term incentive awards that are subject to appropriate payment caps and Compensation Committee discretion to reduce payouts; and

◾	share ownership guidelines that further the long-term interests of executives and stockholders, and restrictions on shorting, hedging, and pledging Company securities.

Consolidated Edison, Inc. Proxy Statement	71

Pay Ratio and Certain Information as to Insurance and Indemnification

PAY RATIO

The Company is required by Securities and Exchange Commission (“SEC”) rules to disclose the median annual total compensation of all employees of the Company (excluding the Chief Executive Officer), the annual total compensation of the Chief Executive Officer, and the ratio of these two amounts (the “pay ratio”). The pay ratio below is a reasonable estimate based on the Company’s payroll records and the methodology described below, and was calculated in a manner consistent with SEC rules. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted by SEC rules, the Company’s median employee for 2019 is the employee identified in 2017. The employee is based in New York and is represented by a collective bargaining unit. The Company has determined that there have been no changes in its employee population or employee compensation arrangements during the last completed fiscal year that would significantly impact the pay ratio disclosure for 2019. As of December 1, 2019, the Company’s entire workforce (excluding the Chief Executive Officer), consisted of 14,947 full and part-time employees of the Company and its subsidiaries. On December 1, 2017, this number was 15,603. In identifying the median employee in 2017, the Company used earnings as reported on Internal Revenue Service Form W-2 for 2017, annualized the compensation of all employees hired during 2017, and did not make any cost of living adjustments.

For 2019, the annual total compensation of the Company’s median employee, as calculated using Summary Compensation Table requirements, was $215,556 and the annual total compensation of the Chief Executive Officer, as disclosed in the column “Securities and Exchange Commission Total” in the “Summary Compensation Table” on page 59, was $15,345,285. The resulting pay ratio of the Chief Executive Officer’s annual total compensation to the annual total compensation of the Company’s median employee was 71 to 1.

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No stockholder action is required with respect to the following information that is included to fulfill the requirements of Section 726 of the Business Corporation Law of the State of New York.

Effective December 2, 2019, the Company purchased Directors and Officers (“D&O”) Liability insurance for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (i) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers and assistant officers of the Company and its subsidiaries, (ii) Directors, Trustees, officers, and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company or its subsidiaries, and (iii) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: ACE American Insurance Company, Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Beazley Insurance Company, Continental Casualty Company, Endurance American Insurance Company, Endurance American Specialty Insurance Company, Everest National Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, XL Bermuda Ltd., and XL Specialty Insurance Company. The total cost of the D&O Liability insurance for one year from December 2, 2019 amounts to $3,026,304. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Great American Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., RLI Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2020, insuring the Directors, Trustees, officers, assistant officers and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries. The cost of such coverage was $765,692.

72	Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2020 Annual Meeting and Voting

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND VOTING

Proxy Materials

What Are The Proxy Materials?

The Proxy Materials include the following:

◾	The Proxy Statement.

◾

The Annual Report to Stockholders of the Company, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2019, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card or a voter instruction form for use at the 2020 Annual Meeting.

Why Am I Receiving The Proxy Materials?

The Proxy Materials are provided to stockholders of the Company on or about April 6, 2020, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting either in person or by means of remote communication and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the Securities and Exchange Commission. We are providing the Proxy Materials to our stockholders by mail, e-mail, or in accordance with the Securities and Exchange Commission’s “Notice and Access” rule.

Why Did I Receive the Proxy Materials In The Mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy Materials, with paper copies of the Proxy Materials. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form. If you do not want to receive paper copies of proxy materials on an ongoing basis, please follow the instructions for Internet voting on your proxy card or voter instruction form.

Why Did I Receive E-Mail Delivery of The Proxy Materials?

We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why Did I Receive A Notice Of Internet Availability Of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.

Consolidated Edison, Inc. Proxy Statement	73

Questions and Answers About the 2020 Annual Meeting and Voting

Can I Request A Paper Copy Of The Proxy Statement And Annual Report?

The Company’s Proxy Statement and Annual Report are available on our website at conedison.com/shareholders. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003.

I Share An Address With Another Stockholder, And We Received Only One Copy Of The Proxy Materials. How May I Obtain An Additional Copy?

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, registered holders of Company Common Stock who have the same address and last name and who receive either a Notice of Internet Availability or a paper copy of the Proxy Materials in the mail, will receive only one copy of the Proxy Materials, or a single envelope containing the Notice of Internet Availability, for all stockholders at that address. This consolidated method of delivery will continue unless we are notified from a stockholder at that address that individual copies are preferred. Householding allows us to realize significant cost savings and reduces the amount of duplicate information stockholders receive.

If you are a registered holder of Company Common Stock and wish to discontinue householding, please notify Computershare, the Company’s Transfer Agent and Registrar, by calling 1-800-522-5522.

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through a broker, bank, or other financial institution (“broker”), and wish to discontinue householding, please submit a request to Broadridge Householding Department by telephone at 1-866-540-7095 or by mail at 51 Mercedes Way, Edgewood, NY 11717.

Who Pays The Cost Of Soliciting Proxies For The Annual Meeting?

The Company will pay the expenses associated with the solicitation of proxies. The solicitation of proxies is being made by mail, telephone, the Internet, electronic transmission, or overnight delivery. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees or fiduciaries for forwarding Proxy Materials and other documents to beneficial owners of stock held in their names. Morrow Sodali LLC (“Morrow”), 470 West Avenue, Stamford, CT 06902, has been retained to assist in the solicitation of proxies. The estimated cost of Morrow’s services is $22,000 plus distribution costs and other costs and expenses.

Voting and Related Matters

What Is The Record Date?

The Board of Directors has established March 23, 2020 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock you owned on the record date.

How Many Votes Can Be Cast By All Stockholders Entitled To Vote At The Annual Meeting?

One vote on each proposal presented at the Annual Meeting for each of the 333,976,078 shares of Company Common Stock that were outstanding on the record date.

74	Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2020 Annual Meeting and Voting

How Many Votes Must Be Present To Hold The Annual Meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares of Company Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either in person or by means of remote communication, or by proxy. We strongly recommend that you vote in advance of the Annual Meeting, even if you plan to attend the Annual Meeting, either in person or by means of remote communication, so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of the quorum.

How Do I Vote?

You can vote whether or not you attend the Annual Meeting. Stockholders have a choice of voting over the Internet, by telephone, by mail, or at the Annual Meeting either in person or by means of remote communication.

◾

If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote.

◾	If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote.

◾	If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote.

◾

If you are a registered holder of the Company’s Common Stock, you may vote at the Annual Meeting either in person or by means of remote communication. Please follow the instructions on your proxy card, Notice of Internet Availability, or e-mail notification. Special rules apply if you hold your shares through a broker. (See “Questions and Answers About the 2020 Annual Meeting and Voting—Annual Meeting Information” beginning on page 76.)

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your proxy card, voter instruction form, Notice of Internet Availability, or e-mail notification, as applicable.

If My Shares Are Held By My Broker, Can My Shares Be Voted If I Don’t Instruct My Broker?

The Securities and Exchange Commission has approved a New York Stock Exchange rule that affects the manner in which your broker may vote your shares. Your broker may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to your broker. For your vote to be counted, you need to communicate your voting decisions to your broker, in the manner prescribed by your broker, before the date of the Annual Meeting.

If you have any questions about this rule or the proxy voting process in general, please contact the broker where you hold your shares. The Securities and Exchange Commission also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

If I Am A Registered Holder Of Company Common Stock, What If I Don’t Vote For One Or More Of The Matters Listed On My Proxy Card?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:

◾	for the election of the ten Director nominees;

◾	for the ratification of the appointment of independent accountants; and

◾	for the advisory vote to approve named executive officer compensation.

Consolidated Edison, Inc. Proxy Statement	75

Questions and Answers About the 2020 Annual Meeting and Voting

Can I Revoke My Proxy Or Change My Vote?

Yes, depending on how your shares of Company Common Stock are held, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. Check the instructions on your proxy card, voter instruction form, Notice of Internet Availability, or e-mail notification for information regarding your specific revocation options. If you are a registered holder of Company Common Stock, you may also change your vote by attending the Annual Meeting and voting in person or by means of remote communication. Attendance at the Annual Meeting without voting will not by itself revoke a proxy.

Who Tabulates The Votes?

Votes will be tabulated by Computershare Trust Company, N.A., as inspector of election for the Annual Meeting.

Annual Meeting Information

What Is The Location, Date, And Time Of The Annual Meeting?

The Annual Meeting will be held at the Company’s principal executive office at 4 Irving Place, New York, New York 10003, on Monday, May 18, 2020, at 10:00 a.m., Eastern Daylight Time.

As part of our effort to maintain a safe and healthy environment at our Annual Meeting and to protect the well-being of our stockholders, after closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov), the New York State Department of Health (health.ny.gov), and the New York City Department of Health and Mental Hygiene (nyc.gov/health) regarding the novel coronavirus disease, COVID-19, we have decided to give stockholders the option of attending the Annual Meeting by means of remote communication this year at www.meetingcenter.io/249286494 (enter your control number and the password ED2020). We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting. We strongly encourage all stockholders who are currently planning to attend the Annual Meeting in person to review guidance from public health authorities on this issue and, in particular, if you have been exposed or are at risk for exposure to COVID-19, we encourage you to attend the Annual Meeting by means of remote communication.

While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue. We may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. Note that any decision to proceed with a virtual-only meeting this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.

Who Can Attend The Annual Meeting?

Attendance (in person and by means of remote communication) at the Annual Meeting will be limited to holders of Company Common Stock on March 23, 2020, the record date, the authorized representative (one only) of an absent stockholder, and invited guests of management.

Where Can I Find Directions To The Annual Meeting At The Company’s Headquarters?

Directions to the Annual Meeting at the Company’s Headquarters are available on our website at conedison.com/shareholders.

76	Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2020 Annual Meeting and Voting

How Do I Attend The Annual Meeting Virtually and Submit Questions Or Make Comments?

If you are a registered holder of Company Common Stock (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register in advance to attend the Annual Meeting virtually. To be admitted to the Annual Meeting at www.meetingcenter.io/249286494, you must enter the control number and the password ED2020 found on your proxy card, Notice of Internet Availability, or e-mail notification. If you hold your shares through a broker, you must register in advance using the instructions below. (See “Questions and Answers About the 2020 Annual Meeting and Voting—Annual Meeting Information—My Shares Are Held Through A Broker, How Do I Register In Advance To Attend, Vote, And Submit Questions Or Make Comments At The Annual Meeting Virtually.”)

If you wish to submit a question or make a comment before the Annual Meeting or during the Annual Meeting, you may log into www.meetingcenter.io/249286494 and enter your control number and the password ED2020 beginning at 9:30 a.m. Eastern Daylight Time, on May 18, 2020. Once past the login screen, click on the ‘‘messages’’ icon at the top of the screen and type your question or comment in the “Ask a question” field and then click to submit.

Questions or comments pertinent to meeting matters will be addressed during the Annual Meeting, subject to time constraints. Questions or comments that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not proper subject for action by stockholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another stockholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be answered. Additional rules of conduct and procedures may apply during the Annual Meeting and will be available for you to review in advance of the meeting at www.meetingcenter.io/249286494. Any questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at conedison.com/shareholders. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

My Shares Are Held Through A Broker, How Do I Register In Advance To Attend, Vote, And Submit Questions Or Make Comments At The Annual Meeting Virtually?

If you hold your shares through a broker, you must register in advance to attend, vote, and submit questions or comments at the Annual Meeting virtually. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your Company Common Stock holdings along with your name and e-mail address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Daylight Time, on May 13, 2020. You will receive a confirmation of your registration by e-mail after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

By e-mail:	Forward the e-mail from your bank or broker, or attach an image of your legal proxy to legalproxy@computershare.com.

By mail:	Computershare

Consolidated Edison Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Consolidated Edison, Inc. Proxy Statement	77

Questions and Answers About the 2020 Annual Meeting and Voting

What If I Have Trouble Accessing The Annual Meeting Virtually?

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time.

Do I Need A Ticket To Attend The Annual Meeting Held At The Company’s Headquarters?

Yes, you will need an admission ticket and proof of ownership of Company Common Stock on the record date to enter the meeting held at 4 Irving Place, New York, New York 10003.

◾	If you received a printed copy of the Proxy Materials and you are a registered holder of Company Common Stock, your proxy card serves as your admission ticket to the Annual Meeting.

◾

If you received a printed copy of the Proxy Materials and you hold your shares through a broker, please bring to the Annual Meeting a copy of a brokerage or other statement reflecting your stock ownership as of the record date.

◾	If you received a Notice of Internet Availability, that Notice of Internet Availability serves as your admission ticket to the Annual Meeting.

◾

If you received an e-mail notification, please access the Proxy Materials by clicking on the link provided in the e-mail notification and follow the instructions for downloading a copy of your admission ticket.

You may be asked to present valid picture identification to gain entrance to the Annual Meeting. Any person claiming to be an authorized representative of a stockholder must, upon request, produce written evidence of the authorization.

Are There Any Special Attendance Procedures If I Attend The Annual Meeting In Person?

In order to assure the holding of a fair and orderly meeting and to accommodate as many stockholders as possible who may wish to speak at the Annual Meeting, management will limit the general discussion portion of the meeting and permit only stockholders or their authorized representatives to address the meeting. No signs, banners, placards, handouts, cameras, recording equipment, nor similar items may be brought to the meeting room. Many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time. Recording of the Annual Meeting is prohibited. Suitcases, briefcases, packages, and other items may be subject to inspection.

While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue on the novel coronavirus, COVID-19. We may impose additional procedures or limitations on the in person Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. Note that any decision to proceed with a virtual-only meeting this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.

78	Consolidated Edison, Inc. Proxy Statement

Stockholder Proposals for the 2021 Annual Meeting and Other Matters

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposal for Inclusion in 2021 Proxy Statement

In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2021 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive office at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by the close of business on December 7,  2020.

Director Nomination for Inclusion in 2021 Proxy Statement (Proxy Access)

Pursuant to the Company’s By-laws, a stockholder (or a group of up to 20 stockholders) who has owned at least 3% of the Company’s shares for at least three years and has complied with the other requirements set forth in the By-laws may request that the Company include director nominees (up to the greater of two nominees or 20% of the Board) for election in the Company’s 2021 Proxy Statement and form of proxy relating to the Company’s 2021 annual meeting of stockholders. The nominations must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than November 7, 2020 and no later than December  7, 2020.

Other Proposals or Nominations to Come Before the 2021 Annual Meeting

Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than January 18, 2021 and no later than February 17, 2021.

OTHER MATTERS TO COME BEFORE THE MEETING

Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposals No. 2 and 3 and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley
Vice President and Corporate Secretary
Dated: April 6, 2020

Consolidated Edison, Inc. Proxy Statement	79

APPENDIX A

For 2019, the operating objectives for Con Edison of New York are shown in the following table:

Con Edison of New York Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
◾ Injury/Illness Incidence Rate	Rate	≤ 1.0	1.26
◾ Significant High-Hazard Injuries	#	0	5
◾ Public Safety-Related Equipment Failures	#	≤ 170	151
◾ Motor Vehicle Collisions	#	≤ 284	311
◾ Operating Errors	#	≤ 64	38
Environment and Sustainability
◾ Dielectric Fluid Released to the Environment	Gallons and milestone	≤ 22,400 and meet milestone	29,242 and milestone achieved
◾ Late Spill Notifications	#	≤ 9	2
◾ SF6 Gas Emissions	Pounds	≤ 8,500	6,984
◾ Electric Energy Efficiency (MWh Reductions)	#	≥ 391,000	561,347
◾ Gas Energy Efficiency (Dth Reduction)	#	≥ 480,00	546,209
Operational Excellence
◾ Steam System Reliability Measures	#	2	2
◾ Reliability Performance Measures	%	≥ 98.5	96.1
◾ Gas Made Safe Time	%	≥ 88	95.6
◾ Workable Gas Leak Inventory	#	≤ 20	5
◾ Cyber Security	#	0	0
◾ Physical Security	#	0	0
Customer Experience
◾ Customer Project Completion Dates	%	≥ 90	94.5
◾ First Call Resolution	%	≥ 83.1	82.9
◾ Estimated Time for Restoration	%	≥ 60	68.6
◾ Customer Appointments	%	≥ 95	99.1

Footnote:

(1)	Operating objectives were weighted equally.

80	Consolidated Edison, Inc. Proxy Statement

Appendix A

For 2019, the operating objectives for Orange & Rockland are shown in the following table:

Orange & Rockland Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
◾ Injury/Illness Incidence Rate	Rate	≤ 1.00	1.46
◾ Significant High-Hazard Injuries	#	0	0
◾ Motor Vehicle Collisions	#	≤ 38	44
◾ Operating Errors	#	≤ 20	14
◾ Damage Prevention	Rate	≤ 2.20	1.34
Environment and Sustainability
◾ Written Notice of Violations	#	0	1
◾ Reduce Customer Emissions (Energy Efficiency)	#	≥ 43,400	53,373
◾ Gas Energy Efficiency (Dth Reductions)	#	≥ 26,860	31,100
◾ Gas Leak Inventory	#	≤ 40	23
◾ Solar Connections— CompleteInitial Screening CompleteCoordinated Review	% %	≥ 92 ≥ 80	99.9 100
Operational Excellence
◾ Outage Frequency	#	≤ 1.20	1.03
◾ Outage Duration	#	≤ 115.5	102.5
◾ Gas Made Safe Time	%	≥ 73	87
◾ Cyber Security	#	0	0
◾ Physical Security	#	0	0
Customer Experience
◾ Customer Service Performance Incentive Mechanism	#	3	3
◾ Customer Service Appointments Kept	%	≥ 95	95
◾ New Business Electric Services Energized	%	≥ 94	96
◾ First Call Resolution	%	≥ 84	84
◾ Storm Scorecard	#	≥ 90	97

Footnote:

(1)	Operating objectives were weighted equally.

Consolidated Edison, Inc. Proxy Statement	81

Appendix A

For 2019, the operating objectives for Clean Energy Businesses and Con Edison Transmission are shown in the following tables:

Clean Energy Businesses Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
◾ Injury/Illness Incident Rate	Rate	0.8	0.2
Environment and Sustainability
◾ Renewable Portfolio Production	%	100	98.1
◾ Significant Risk Limit Violations	#	0	0
Operational Excellence
◾ Annual Availability for Financed Projects	%	99	99.8
◾ Retail Energy Services Profit Margin	%	22	23
◾ Material Financial Weaknesses or Significant Deficiencies and Ethical Violation	#	0	0
◾ Complete Required Training	%	100	100
◾ Timely Recruiting	%	85	95
◾ Implement IT Strategic Plan	#	3	3
◾ Cyber Security Performance	%	90	93

Footnote:

(1)	Operating objectives were weighted equally.

Con Edison Transmission Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
◾ Injury/Illness Incident Rate	Rate	0	0
◾ Operating Incidents	#	0	0
Environment and Sustainability
◾ Late Spill Notifications	#	0	0
◾ Regulatory Violations	#	0	5
Operational Excellence
◾ Cyber Security Plan	Completion	Y	Y
◾ Subsurface Integrity Plan	Completion	Y	Y
◾ Pipeline Integrity Plan	Completion	Y	Y
◾ Construction Oversight Plan	Completion	Y	Y
◾ Material Financial Weaknesses or Significant Deficiencies	#	0	0
◾ Complete Required Training	%	100	100

Footnote:

(1)	Operating objectives were weighted equally.

82	Consolidated Edison, Inc. Proxy Statement

01 - George Campbell, Jr. 02 - Ellen V. Futter 03 - John F. Killian 06 - Armando J. Olivera 07 - Michael W. Ranger 08 - Linda S. Sanford For Against Abstain For Against Abstain 1 U P X 04 - John McAvoy 09 - Deirdre Stanley 05 - William J. Mulrow 10 - L. Frederick Sutherland Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 036SAD Proposals — The Board of Directors recommends a vote FOR A all nominees listed, and FOR Proposals 2 and 3. 2. Ratification of appointment of independent accountants. 3. Advisory vote to approve named executive officer compensation. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Consolidated Edison, Inc. Annual Meeting of Stockholders Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/ED or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ED. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ED qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting of Stockholders. CONSOLIDATED EDISON, INC. COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John F. Killian, John McAvoy and Michael W. Ranger and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 18, 2020 at 10:00 a.m. at the Company’s Headquarters, 4 Irving Place, New York, NY and at http://www.meetingcenter.io/249286494, or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof. Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01 - George Campbell, Jr., 02 - Ellen V. Futter, 03 - John F. Killian, 04 - John McAvoy, 05 - William J. Mulrow, 06 - Armando J. Olivera, 07 - Michael W. Ranger, 08 - Linda S. Sanford, 09 - Deirdre Stanley, and 10 - L. Frederick Sutherland. THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), AND “FOR” PROPOSALS 2 AND 3. (Items to be voted appear on reverse side.) 2020 Annual Meeting Admission Ticket 2020 Annual Meeting of Consolidated Edison, Inc. Stockholders Monday, May 18, 2020, 10:00 a.m. EDT Consolidated Edison, Inc. 4 Irving Place, New York, NY 10003 Available via live webcast at http://www.meetingcenter.io/249286494 The password for this meeting is ED2020. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the front of this form. This ticket admits only the named stockholder(s). Please bring this admission ticket and a proper form of identification with you if attending the Annual Meeting of Stockholders in person. While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the evolving novel coronavirus, COVID-19, situation. We may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. We also strongly encourage all attendees to review guidance from public health authorities regarding COVID-19 and, in particular, if you have been exposed or are at risk for exposure to COVID-19, we encourage you to attend the Annual Meeting by means of remote communication. YOUR VOTE IS IMPORTANT! We strongly recommend that you vote in advance of the Annual Meeting, even if you plan to attend in person or remotely.